Registration No. 33-23566
                                                 File No. 811-5586


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

       PRE-EFFECTIVE AMENDMENT NO. ___                              /   /

       POST-EFFECTIVE AMENDMENT NO. 12                               / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

       Amendment No. 13                                             / X /

OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND
-------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Two World Trade Center, New York, New York 10048-0203
(Address of Principal Executive Offices)

212-323-0200
(Registrant's Telephone Number)

ANDREW J. DONOHUE, ESQ.
Oppenheimer Management Corporation
Two World Trade Center, New York, New York 10048-0203
-----------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

       /   /  Immediately upon filing pursuant to paragraph (b)

       / X /  On November 1, 1995, pursuant to paragraph (b)

       /   /  60 days after filing pursuant to paragraph (a)(1)

       /   /  On ---------------, pursuant to paragraph (a)(1)

       /   /  75 days after filing pursuant to paragraph (a)(2)

       /   /  On _______ pursuant to paragraph (a)(2) of Rule 485.
-----------------------------------------------------------------------
The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1994, was filed on February 27, 1995.

FORM N-1A

OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND

Cross Reference Sheet


Part A of
Form N-1A
Item No.          Prospectus Heading

    1             Front Cover Page
    2             Expenses; Brief Overview of the Fund
    3             Financial Highlights; Performance of the Fund
    4             Front Cover Page; How the Fund is Managed-- Organization and
                  History; Investment Objective and Policies
    5             How the Fund is Managed; Expenses; Back Cover
    5A            Performance of the Fund
    6             How the Fund is Managed--Organization and History; The
                  Transfer Agent; Dividends, Capital Gains and Taxes;
                  Investment Objectives and Policies-Portfolio Turnover
    7             Shareholder Account Rules and Policies; How to Buy Shares;
                  How to Exchange Shares; Special Investor Services; Service
                  Plan for Class A shares; Distribution and Service Plan for
                  Class B Shares;  Distribution and Service Plan for Class C
                  Shares; How to Sell Shares
    8             How to Sell Shares; Special Investor Services
    9             *

Part B of
Form N-1A
Item No.          Heading in Statement of Additional Information or Prospectus

    10            Cover Page
    11            Cover Page
    12            *
    13            Investment Objective and Policies; Other Investment
                  Techniques and Strategies; Additional Investment Restrictions
    14            How the Fund is Managed; Trustees and Officers of the Fund
    15            How the Fund is Managed; Major Shareholders
    16            How the Fund is Managed; Distribution and Service Plans
    17            Brokerage Policies of the Fund
    18            Additional Information about the Fund
    19            Your Investment Account-How to Buy Shares; How to Sell
                  Shares; How to Exchange Shares
    20            Dividends, Capital Gains and Taxes
    21            How the Fund is Managed; Brokerage Policies of the Fund
    22            Performance of the Fund
    23            Financial Statements

_____________
* Not applicable or negative answer.

Oppenheimer California Tax-Exempt Fund
Prospectus dated November 1, 1995

Oppenheimer California Tax-Exempt Fund is a mutual fund that seeks as high a level of current interest income exempt from Federal and California income taxes for individual investors as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in Municipal Securities and at least 65% of its total assets in California Municipal Securities. However, in times of unstable economic or market conditions, the Fund's investment manager may deem it advisable to temporarily invest an unlimited amount of the Fund's total assets in certain taxable instruments. The Fund also uses "hedging" instruments, to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

    This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                  (Logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT THE FUND

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objective and Policies
                  How the Fund is Managed
                  Performance of the Fund


                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting
                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

    The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1994.

    - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages
---    through ---   for an explanation of how and when these charges
apply.

                                       Class A       Class B       Class C
                                       Shares        Shares        Shares
-------------------------------------------------------------------------
Maximum Sales                           4.75%         None          None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on                        None          None          None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge               None(1)         5% in the       1% if
                                                 first year,     shares are
                                                declining to    redeemed with-
                                                1% in the       in 12 months
                                               sixth year      of purchase(2)
                                               and eliminated
                                               thereafter(2)
-------------------------------------------------------------------------
Exchange Fee                      None            None            None

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below for more information on the contingent deferred sales charges.

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

       The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are the Distribution and Service Plan Fees (the maximum service fee of 0.25%
of average annual net assets of that class) and the asset-based sales
charge is 0.75%.   These plans are described in greater detail in "How to
Buy Shares."

       The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered during the fiscal year ended December 31, 1994. Therefore, the Annual Fund Operating Expenses for Class C shares are estimates based on amounts that would have been payable in that period assuming that Class
C shares were outstanding during such fiscal year.

                                          Class A       Class B        Class C
                                          Shares        Shares         Shares

Management Fees                           0.59%         0.59%          0.59%

12b-1 Service and/or                      0.25%         1.00%          1.00%
Distribution Plan Fees

Other Expenses                            0.12%         0.14%          0.14%

Total Fund
  Operating Expenses                      0.96%         1.73%          1.73%

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                            1 year        3 years       5 years        10 years*
-------------------------------------------------------------------------
Class A Shares              $57           $77           $98            $160
Class B Shares              $68           $84           $114           $165

Class C Shares              $28           $54           $ 94           $204

If you did not redeem your investment, it would incur the following expenses:

                            1 year        3 years       5 years        10 years*
-------------------------------------------------------------------------
Class A Shares              $57           $77           $98            $160
Class B Shares              $18           $54           $94            $165

Class C Shares              $18           $54           $94            $208

    *The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares
    - Buying Class B Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

       Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What Is The Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current interest income exempt from Federal and California income taxes for individual investors as is consistent with preservation of capital.

       - What Does the Fund Invest In? To seek its objective, the Fund primarily invests in municipal securities the interest of which is exempt from Federal and California individual income tax. The Fund may also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page __.

       - Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $38 billion in assets at September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager is Robert E. Patterson who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.


       - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates it investments in California Municipal Securities or the Fund's ability to invest in a single issuer or limited number of issuers entails greater risk than an investment in a diversified investment company. In the OppenheimerFunds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer
to "Investment Objective and Policies" starting on page   for a more
complete discussion.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

       - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All Classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class B shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or, by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page ____.

       - How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

       The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1994, is included in the Statement of Additional Information together with the Fund's unaudited financial statements for the six months ended June 30, 1995. Class C shares were not publicly offered prior to November 1, 1995. Accordingly, no information on Class C shares is reflected in the table below or in the Fund's financial statements for the six months ended June 30, 1995 or for the fiscal year ended December 31, 1994.



CALIFORNIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

                                                               CLASS A
                                                              --------
                                                            SIX MONTHS
                                                                 ENDED
                                                         JUNE 30, 1995                   YEAR ENDED DECEMBER 31,
                                                            (UNAUDITED)        1994         1993       1992       1991       1990
                                                              --------     --------     --------   --------   --------    -------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $   9.45     $  10.97     $  10.35   $  10.22   $   9.86    $  9.94
                                                              --------     --------     --------   --------   --------    -------
Income (loss) from investment operations:
Net investment income                                              .29          .60          .62        .61        .66        .67
Net realized and unrealized gain (loss) on investments             .78        (1.51)         .72        .20        .38       (.07)
                                                              --------     --------     --------   --------   --------    -------
Total income (loss) from investment operations                    1.07         (.91)        1.34        .81       1.04        .60
                                                              --------     --------     --------   --------   --------    -------
Dividends and distributions to shareholders:
Dividends from net investment income                              (.30)        (.61)        (.65)      (.60)      (.62)      (.68)
Distributions from net realized gain on investments                 --           --         (.07)      (.08)      (.06)        --
                                                              --------     --------     --------   --------   --------    -------
Total dividends and distributions to shareholders                 (.30)        (.61)        (.72)      (.68)      (.68)      (.68)
                                                              --------     --------     --------   --------   --------    -------
Net asset value, end of period                                $  10.22     $   9.45     $  10.97   $  10.35   $  10.22    $  9.86
                                                              ========     ========     ========   ========
 ========    =======
TOTAL RETURN, AT NET ASSET VALUE(3)                              11.45%       (8.49)%      13.26%      8.28%
10.93%      6.38%
                                                              --------     --------     --------   --------   --------    -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $246,732     $219,682     $266,490   $204,349   $145,163    $92,514
                                                              --------     --------     --------   --------   --------    -------
Average net assets (in thousands)                             $240,049     $248,850     $245,193   $174,055   $115,661    $72,879
                                                              --------     --------     --------   --------   --------    -------
Number of shares outstanding at end of period (in thousands)    24,142       23,256       24,290     19,738     14,200      9,386
                                                              --------     --------     --------   --------   --------    -------
Ratios to average net assets:
Net investment income                                             5.78%(4)     5.99%        5.74%      6.07%      6.52%      6.80%
Expenses, before voluntary assumption by the Manager               .93%(4)      .96%         .97%      1.07%      1.05%
1.05%
Expenses, net of voluntary assumption by the Manager               N/A          N/A          N/A        N/A        .73%       .53%
                                                              --------     --------     --------   --------   --------    -------
Portfolio turnover rate                                           11.3%(6)     21.9%(5)     13.7%      26.8%      26.6%      14.5%

                                                                                         CLASS B
                                                                                        --------
                                                                        YEAR          SIX MONTHS
                                                                       ENDED               ENDED
                                                                   DECEMBER 31,    JUNE 30, 1995     YEAR ENDED DECEMBER 31,
                                                                    1989    1988(2)   (UNAUDITED)        1994      1993(1)
                                                                --------   --------     --------     --------     --------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                             $  9.58     $ 9.53      $  9.44      $ 10.98       $10.72
                                                                 -------     ------      -------      -------       ------
Income (loss) from investment operations:
Net investment income                                                .71        .09          .25          .54          .35
Net realized and unrealized gain (loss) on investments               .37        .05          .79        (1.55)         .34
                                                                 -------     ------      -------      -------       ------
Total income (loss) from investment operations                      1.08        .14         1.04        (1.01)         .69
                                                                 -------     ------      -------      -------       ------
Dividends and distributions to shareholders:
Dividends from net investment income                                (.70)      (.09)        (.26)        (.53)        (.36)
Distributions from net realized gain on investments                 (.02)        --           --           --         (.07)
                                                                 -------     ------      -------      -------       ------
Total dividends and distributions to shareholders                   (.72)      (.09)        (.26)        (.53)        (.43)
                                                                 -------     ------      -------      -------       ------
Net asset value, end of period                                   $  9.94     $ 9.58      $ 10.22      $  9.44       $10.98
                                                                 =======     ======      =======      =======
   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                                11.62%      1.43%       11.14%       (9.39)%
6.66%
                                                                 -------     ------      -------      -------       ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $52,342     $5,825      $29,963      $20,224       $9,921
                                                                 -------     ------      -------      -------       ------
Average net assets (in thousands)                                $29,308     $2,377      $25,049      $16,552       $5,218
                                                                 -------     ------      -------      -------       ------
Number of shares outstanding at end of period (in thousands)       5,268        608        2,931        2,142          904
                                                                 -------     ------      -------      -------       ------
Ratios to average net assets:
Net investment income                                               7.11%      5.95%(4)     4.95%(4)     5.17%        4.57%(4)
Expenses, before voluntary assumption by the Manager                1.09%      2.25%(4)     1.69%(4)     1.73%        1.79%(4)
Expenses, net of voluntary assumption by the Manager                 .16%        --(4)       N/A          N/A          N/A
                                                                 -------     ------      -------      -------       ------
Portfolio turnover rate                                             20.7%       0.0%        11.3%(6)     21.9%(5)     13.7%

1. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

2. For the period from November 3, 1988 (commencement of operations) to December 31, 1988.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $57,137,136 and $58,857,084, respectively.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $50,535,439 and $29,167,489, respectively.

Investment Objective and Policies

Objective. The Fund's objective is to seek as high a level of current interest income exempt from Federal and California income taxes for individual investors as is available from investment in Municipal Securities (defined below), consistent with preservation of capital. The Fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.

Investment Policies and Strategies. Under normal market conditions, the Fund attempts to invest 100% of its total assets, and, as a matter of fundamental policy, to invest at least 80% of its total assets, in Municipal Securities. In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in California Municipal Securities.

       Dividends paid by the Fund derived from interest attributable to California Municipal Securities will be exempt from Federal individual income taxes. Such dividends will also be exempt from California individual income taxes provided that at the close of each quarter, at least 50% of the value of the Fund's assets are invested in obligations the interest of which is exempt from taxation under California law when held by an individual. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal individual income tax, but will be subject to California individual income taxes. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.

       - Municipal Securities. Municipal Securities are municipal bonds and municipal notes and municipal commercial paper, certificates of participation and other debt obligations issued by or on behalf of the State of California, other states and the District of Columbia, their political subdivisions or any commonwealth, territory or possession of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to Federal individual income tax. California Municipal Securities are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to California individual income tax. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds. It is anticipated that the Municipal Securities purchased for the Fund's portfolio will normally be those having relatively longer maturities (approximately 7 to 30 years), but the Fund may invest in Municipal Securities having a broad range of maturities.

       "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in municipal securities of both classifications.

       - Special Considerations - California Municipal Securities. Because the Fund concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Fund from them could be adversely affected by a default or a financial crisis relating to any of such issuers. Investors should consider these matters as well as economic trends in California, summarized in the Statement of Additional Information under "Special Investment Considerations - California Municipal Securities."

       -  Interest Rate Risks.   In addition to credit risks, described
below, Municipal Securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding Municipal Securities generally rise and (if purchased at principal amount) would sell at a premium. Conversely, when interest rates rise, the values of outstanding Municipal Securities generally decline and (if purchased at principal amount) would sell at a discount. The magnitude of these fluctuations will be greater when the average maturity of the portfolio is longer.

       - Credit Risks. Municipal Securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. The economic and other factors that can affect that ability are summarized in the Statement of Additional Information under "Special Investment Considerations-California Municipal Securities." While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch"), in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

       - Municipal Lease Obligations. The Fund may invest in certificates of participation which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources, such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. See "Investment Objective and Policies-Municipal Securities-Municipal Lease Obligations" in the Statement of Additional Information for more details.

       - Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) covered call options and Hedging Instruments (described in "Hedging" below); (iii) repurchase agreements (explained below); and (iv) municipal securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Capital Gains and Taxes," below, and "Private Activity Municipal Securities" in the Statement of Additional Information).

       For temporary defensive purposes, the Fund may invest up to 100% of its total assets in "Temporary Investments," including: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) corporate debt securities rated within the three highest grades by Moody's, S&P or Fitch; (iii) commercial paper rated "A-1" by S&P, "Prime-1" by Moody's or "F-1" by Fitch; and (iv) certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may hold Temporary Investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions.

       - Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

       - Inverse Floaters and Other Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." These bonds pay interest at a rate that varies as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. When the yields on short-term tax-exempt bonds go up, the interest rate on the inverse floater goes down. When the yields on short-term tax-exempt bonds go down, the interest rate on the inverse floater goes up. As interest rates rise, inverse floaters produce less current income. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless.

       The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters.

       The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

       - Ratings of Municipal Securities; Special Risks of Lower Rated Municipal Securities. No more than 25% of the Fund's total assets will be invested in Municipal Securities that at the time of purchase are not "investment grade," that is, rated below the four highest rating categories of Moody's, S&P and Fitch. If the securities are not rated, the Manager will determine the equivalent rating category for the purposes of this limitation. (See Appendix A to the Statement of Additional Information for a description of those ratings). A reduction of the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security.

       Lower-grade Municipal Securities (sometimes called "municipal junk bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in non-investment grade Municipal Securities may reduce some of these risks.

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to accomplish the Fund's investment objective. The "Financial Highlights," above, show the Fund's portfolio turnover rate during the past fiscal years. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies that it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's investment objective is a "fundamental policy." The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

       - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

       Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

       - Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures); and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). The Fund may buy and sell Futures contracts in an attempt to benefit from any performance of the Future purchased relative to the performance of the Future sold. These types of Futures are described in "Hedging" in the Statement of Additional Information.

       - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

       The Fund may buy calls only on debt securities, broadly-based municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

       The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) municipal bond indices, and (3) Interest Rate Futures and Municipal Bond Index Futures whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.

       The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a domestic securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ), or traded in the over-the-counter; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

       - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

       - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss if the value of the security declines prior to the settlement date.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements having a maturity beyond seven days are subject to the limitation on investments by the Fund in illiquid or restricted securities.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be publicly sold until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers.

       - Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.

       - Non-diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Fund from liability for Federal income tax to the extent that more than 90% of its earnings are distributed to shareholders. Among the requirements for such qualification are that: (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Restrictions. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:
       -- invest in securities or any other investment other than Municipal Securities, the taxable securities and Hedging Instruments described in "Investment Objective and Policies" above;
       -- make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described under "Loans of Portfolio Securities";
       -- borrow money in excess of 10% of the value of its total assets, or make any additional investments whenever borrowings exceed 5% of the Fund's assets; it may borrow only from banks as a temporary measure for extraordinary or emergency purposes (not for the purpose of leveraging its investments);
       -- pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with Hedging Instruments are not deemed to be a pledge of assets;
       -- concentrate investments to the extent of more than 25% of its total assets in any industry (see "Diversification" in the Statement of Additional Information); however, there is no limitation as to investment in Municipal Securities, U.S. Government obligations or California
Municipal Securities; or
       -- buy or sell futures contracts other than Interest Rate Futures or Municipal Bond Index Futures.
       All of the percentage restrictions described above and elsewhere in this Prospectus, other than those that apply to borrowing, apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company organized as a Massachusetts business trust in July, 1988.

       The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


       - Portfolio Manager. The Portfolio Manager of the Fund is Robert E. Patterson. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since November, 1988. Mr.
Patterson is a Senior Vice President of the Manager. During the past five years, Mr. Patterson has also served as an officer and portfolio manager for other Oppenheimer funds.

       - Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of aggregate net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of net assets over $1 billion. The Fund's management fee for its last fiscal year was 0.59% of average annual net assets for Class A shares and 0.59% for Class B shares.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.


       - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

       It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for Class C shares for a one-year period, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without including the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

       - Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. The tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - Management's Discussion of Performance. During the fiscal year ended December 31, 1994, the performance of the California municipal bond market was affected by the broad decline in bond prices that followed increases in short-term interest rates by the Federal Reserve Board. As a result, the average maturity of the Fund's portfolio was reduced, in an effort to decrease the portfolio's sensitivity to changing short-term interest rates. The Fund also acquired insured and pre-refunded issues, and California municipal bonds in the housing sector as well as transportation issues.

       - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in each Class of shares of the Fund from the inception of the Class held through December 31, 1994. In both cases, all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 4.75% maximum initial sales charge on Class A shares and the applicable 4% contingent deferred sales charge for Class B shares. Class C shares were not publicly offered during the fiscal year ended December 31, 1994. Accordingly, no performance information is presented on Class C shares in the graphs below.

       Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds, widely regarded as a measure of the performance of the general municipal bond market.

       Index performance reflects reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change
In Value of $10,000
Hypothetical Investments in:
Oppenheimer California
Tax-Exempt Fund (Class A) and Lehman
Brothers Municipal Bond Index

(Graph with Class A shares of the Fund)

Avg Annual Total Return of the Fund at 12/31/941
A Shares         1 Year          5 Year           Life
                 -12.83%         4.75%            5.95%

Comparison of Change
In Value of $10,000
Hypothetical Investments in:
Oppenheimer California
Tax-Exempt Fund (Class B) and Lehman
Brothers Municipal Bond Index

(Graph with Class B shares of the Fund)

Average Annual Total Return of the Fund at 12/31/942
B Shares         1 Year          Life
                 -13.69%         -4.19%

1. The inception date of the Fund (Class A shares) was 11/3/88. The average annual total returns and the ending account value in the graphs reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum sales charge.
2. Class B shares of the Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 4% contingent deferred sales charges respectively for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 4% sales charge.

Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       - Class A Shares. If you buy Class A shares, you pay an initial sales charge investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

       The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

       - How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you invest.

       - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class
B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

       And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

       Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumption stated above. Therefore, these examples should not be relied on as rigid guidelines.


       - Are There Differences In Account Features That Matter To You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge, as described below and in the Statement of Additional Information.

       - How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B or Class C contingent deferred sales charge and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

       With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

- How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds or to transmit dividends and distributions.

       Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                      Front-End             Front-End            Commission
                      Sales Charge          Sales Charge        as Percentage
                      Percentage of         Percentage of       of Offering
Amount of Purchase    Offering Price        Amount Invested     Offering Price
-----------------------------------------------------------------------
Less than $50,000     4.75%                 4.98%               4.00%
----------------------------------------------------------------------
$50,000 or more but
less than $100,000    4.50%                 4.71%               4.00%
------------------------------------------------------------------------
$100,000 or more but
less than $250,000    3.50%                 3.63%               3.00%
---------------------------------------------------------------------
$250,000 or more but
less than $500,000    2.50%                 2.56%              2.25%
-----------------------------------------------------------------------------
$500,000 or more but
less than $1 million  2.00%                 2.04%              1.80%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds aggregating $1 million or more shares of any of the OppenheimerFunds that offers only one class of shares that has no class designation are considered "Class A shares" for these purposes. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

       In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       - Special Arrangements with Dealers. The Distributor may advance up to 13 months commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price.) The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
       -- the Manager or its affiliates;
       -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;
       -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); or

       -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sales of Fund shares).

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
       -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, or
       -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves Fund) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or
       -- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

       Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
       -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
       -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
       -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of           Contingent Deferred Sales Charge
Month in Which Purchase             On Redemptions in that Year
Order Was Accepted                  (As % of Amount Subject to Charge)
0-1                                 5.0%
1-2                                 4.0%
2-3                                 3.0%
3-4                                 3.0%
4-5                                 2.0%
5-6                                 1.0%
6 and following                     None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B and Class C shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


       - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net asset value of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.


       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

       The Distributor pays the service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

       The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.
If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if the Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).
The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sales of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

       The Distributor pays the service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is up to 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below.
The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemption of shares following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration).

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

       - shares sold to the Manager or its affiliates;

       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

       - shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares

       You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - The redemption check is not payable to all shareholders listed on the account statement
       - The redemption check is not sent to the address of record on your account statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your account statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling,
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer
Agent to assure proper   authorization of the person asking to sell
shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

       - To redeem shares through a service representative, call
1-800-852-8457
       - To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request Checkwriting for an account in this Fund with the same registration as the previous Checkwriting account.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
       - Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
       - Checks must be written for at least $100.
       - Checks cannot be paid if they are written for more than your account value.

       Remember: your shares fluctuate in value and you should not write a check close to the total account value.
       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
       - Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       - You must meet the minimum purchase requirements for the fund you purchase by exchange
       - Before exchanging into a fund, you should obtain and read its prospectus

       Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the Oppenheimer funds offer Class B and Class C shares. A list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form, by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.



Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a capital gain.

       - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

       - Returns of Capital. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND

       Graphic material included in Prospectus of Oppenheimer California Tax-Exempt Fund: "Comparison of Total Return of Oppenheimer California Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical Investment"

       A linear graph will be included in the Prospectus of Oppenheimer California Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (11/3/88) through 12/31/94 and in the case of the Fund's Class B shares will cover the period from the inception of the class (May 1, 1993) through December 31, 1994. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "How Has the Fund Performed -
 Management's Discussion of Performance."


Fiscal Year              Oppenheimer California           Lehman Brothers
(Period) Ended           Tax-Exempt Fund A                Municipal Bond Index

11/3/88                  $9,525                                 $10,000
12/31/88                 $9,661                                 $10,102
12/31/89                 $10,783                                $11,192
12/31/90                 $11,468                                $12,008
12/31/91                 $12,719                                $13,466
12/31/92                 $13,768                                $14,653
12/31/93                 $15,557                                $16,453
12/31/94                 $14,279                                $15,602

Fiscal Year              Oppenheimer California             Lehman Brothers
(Period) Ended           Tax-Exempt Fund B                  Municipal Bond Index

5/1/93                   $10,000                                 $10,000
12/31/93                 $10,638                                 $10,718
12/31/94                 $9,312                                  $10,164

Oppenheimer California Tax-Exempt Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
One Citicorp Center
New York, New York 10154

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky
  Weitzen Shalov & Wein
114 West 47th Street
New York, New York  10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0790.001.1195   Printed on recycled paper

Oppenheimer California Tax-Exempt Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1995

                         This Statement of Additional Information is not a
Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll free number shown above.

Contents
                                                                        Page

About the Fund
Investment Objective and Policies                                       2
Investment Policies and Strategies                                      2
Other Investment Techniques and Strategies                              10
Other Investment Restrictions                                           17
How the Fund is Managed                                                 18
Organization and History                                                18
Trustees and Officers of the Fund                                       19
The Manager and Its Affiliates                                          24
Brokerage Policies of the Fund                                          26
Performance of the Fund                                                 27
Distribution and Service Plans                                          31
About Your Account
How To Buy Shares                                                       33
How To Sell Shares                                                      40
How To Exchange Shares                                                  43
Dividends, Capital Gains and Taxes                                      45
Additional Information About the Fund                                   48
Financial Information About the Fund
Financial Statements                                                    49, 62
Independent Auditors' Report                                            61
Appendix A: Municipal Bond Ratings                                      A-1
Appendix B: Equivalent Yield Chart                                      B-1
Appendix C: Industry Classifications                                    C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies. Capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

       The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a capital gain or loss. The annual rate of portfolio turnover is not expected to exceed 100%.

       There are, of course, variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue.

Municipal Securities. The types of Municipal Securities in which the Fund may invest are described in the Prospectus under "Investment Objective and Policies." A discussion of the general characteristics of types of Municipal Securities follows below.

       -- Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation" and "revenue" or "industrial development" bonds. In California, municipal bonds may also be funded by property taxes in specially created districts, (Mello-Roos or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period (frequently for redevelopment projects) or specified redevelopment area sales allocations.

              -- General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


              -- Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the money from which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

              -- Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

       -- Mello-Roos Bonds. Bonds issued pursuant to the California Mello-Roos Community Facilities Act ("Mello-Roos bonds") are used to finance infrastructure projects (such as roads or sewage treatment plants) and are primarily secured by real estate taxes levied on property located in the same community as that project. Mello-Roos bond financing arose in response to limitations contained in California's statutory limitations on real property taxes (see "Special Investment Considerations -- California Municipal Securities" below), and do not constitute obligations of a municipality. Timely payment of such bonds depends on the developer or other property owners' ability to pay their real estate taxes which could be adversely affected by a declining economy and/or real estate market.

       -- Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

              -- Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

              -- Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

              -- Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.
In most cases, the long-term bonds then provide the money for the repayment of the notes.

              -- Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

       -- Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

       -- Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

       -- Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

       -- Municipal Lease Obligations. While some municipal lease obligations purchased by the Fund may be deemed to be illiquid securities (the purchases of which will be limited as described in the Prospectus), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the State of California or any of its political subdivisions.

       In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

       -- Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the purchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

       -- When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may buy or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

       The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

       To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

       When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       -- Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

       Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds and industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward that limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

       A Municipal Security is treated as a taxable private activity bond under a test for (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for the 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state of municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds. If the Fund should hold a bond that loses the tax exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

       The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S.Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.

       -- Ratings of Municipal Securities. Ratings by Moody's, S&P and Fitch (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

       Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance

Special Investment Considerations - California Municipal Securities. As stated in the Prospectus, the values of the Fund's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Fund has not independently verified such information.

       Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

       The state is also subject to another constitutional amendment,
Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending
Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

       Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of California and California municipal issuers to pay interest or repay principal on their obligations.

       Although the national economic recovery is continuing at a strong pace, California is still experiencing the effects of a recession. Unemployment has remained above the national average since 1990.
Substantial contracting in California's defense related industries, overbuilding in commercial real estate, and consolidation and decline in the state's financial services industry will likely produce slower overall growth in 1995 and 1996.

       These economic difficulties have exacerbated the budget imbalance which has been evident since 1985-86, during which time the state has recorded General Fund operating deficits in several fiscal years. Many of these problems have been attributable to a great population increase which has increased demand for educational and social services at a pace far greater than the growth in revenues.


       By June 1995 the state's General Fund had an accumulated deficit, on a budgeted basis, of approximately $1 billion. On August 3, 1995, the Governor signed into law a new $57.5 billion budget which, among other things, reduces welfare payments and increases education spending from the previous fiscal year. The budget forecasts levels of revenues and expenditures which are expected to result in an operating surplus in the 1995-96 fiscal year, and to lead to the elimination of the budget deficit by June 30, 1996.

       Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by S&P and from AA to A by Fitch. All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996.

       On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. Such legislation also permits the Governor to appoint a trustee to take over Orange County's financial affairs if the county does not have a full recovery plan filed with the Bankruptcy Court by May 1996.

       Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the country's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In September 1995, federal and state aid to Los Angeles
County totalling $514 million was pledged, providing a short-term solution to the country's budget problems.

Other Investment Techniques and Strategies

       - - Repurchase Agreements. In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities the Fund receives amounts equal to the dividends or interest on loaned securities and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

       -- Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities.
       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

       -- Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment securities until the call lapsed or were exercised.

       The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to that Future put the Fund in a short futures position.

       -- Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market to reflect changes in its market value, (that is, its value on the Fund's books is changed) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

       The Fund may concurrently buy and sell Futures contracts in an attempt to benefit from any outperformance of the Future purchased relative to the performance of the Future sold. For example, the Fund might buy Municipal Bond Futures and sell U.S. Treasury Bond Futures (a type of Interest Rate Future). This type of transaction would generally be profitable to the Fund if municipal bonds outperform U.S. Treasury bonds after duration has been considered. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%. Risks of this type of Futures transaction, using the example above, would include (1) outperformance of U.S. Treasuries relative to municipal bonds, on a duration-adjusted basis, and (2) duration mismatch, with duration of municipal bonds relative to U.S. Treasuries being greater than anticipated.

       Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the future broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

       At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest
Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

       The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sell a call, or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

       Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       -- Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds included in that index, and is used to serve as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

       -- Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call or put a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

       When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

       -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

       A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

       -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions are payable on writing or purchasing a call.

       The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

          -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures as established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on Futures positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

       Transactions in options by the Fund are subject to limitations established by the option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits also apply to Futures transactions. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

       Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

       -- Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

       -- Risks of Hedging with Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Interest Rate Futures and Municipal Bond Index Futures or (ii) purchasing puts on municipal bond indices or Futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

       The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of the debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline
in value of its debt securities.   However, while this could occur for a
very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

       If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

       Under these additional restrictions, the Fund cannot:
       -- invest in real estate, but this shall not prevent the Fund from investing in Municipal Securities or other permitted securities secured by real estate or interests therein;
       -- purchase securities other than Hedging Instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
       -- make short sales of securities;
       -- underwrite securities or invest in securities subject to restrictions on resale;
       -- invest in or hold securities of any "issuer" (see "Diversification," below) if officers and Trustees or Directors of the Fund and the Manager individually owning more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or
       -- invest in securities of any other investment company, except in connection with a merger with another investment company.

       In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, it will not invest (1) more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years; (2) more than 5% of its total assets in equity securities of issuers that are not readily marketable; (3) in interests in oil, gas, or other mineral leases or exploration or development programs; or (4) in real estate limited partnership interests.

       - - Diversification. For purposes of diversification under the Investment Company Act and the restriction on investing in any "issuer" above, the identification of the issuer of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       In applying the Fund's policy not to concentrate its investments, described in the Prospectus, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy under the Investment Company Act, it will not be changed without shareholder approval. Neither of these are fundamental policies, and therefore either of them may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Additional Statement will be supplemented to reflect the change.

       For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to the Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees or directors of Oppenheimer Fund, Oppenheimer Growth Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Discovery Fund, Oppenheimer Target Fund, Oppenheimer Asset Allocation Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer Pennsylvania Tax-Exempt Fund, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (collectively, the "New York-based OppenheimerFunds). Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively, hold the same offices with the other New York-based OppenheimerFunds as with the Fund. As of October 6, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively are trustees), other than the shares beneficially owned under the plan by the officers of the Fund listed above.

Leon Levy, Chairman of the Board of Trustees; Age 70
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings Inc. (real estate development).

Leo Cherne, Trustee; Age 83
122 East 42nd Street, New York, New York 10168
Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

Robert G. Galli, Trustee; Age 62
Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company; formerly he held the following positions: a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President & General Counsel of the Manager and the Distributor.

______________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Benjamin Lipstein, Trustee; Age 72
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and a Director of Spy Magazine, L.P.

Bridget A. Macaskill, Trustee; Age 47*
President, CEO and a Director of the Manager, Chairman and a Director of SSI, Vice President and a Director of OAC; a Director of HarbourView, and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 66
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York
University), National Building Museum; a member of the Trustees Council, the Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee; Age 68
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems), and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

Edward V. Regan, Trustee; Age 65
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 63
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.


_______________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Sidney M. Robbins, Trustee; Age 83
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee; Age 69*
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor").

Pauline Trigere, Trustee; Age 82
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 64
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Indu stries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and the Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President
(Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Robert E. Patterson, Vice President and Portfolio Manager; Age 52
Senior Vice President of the Manager; an officer of other Oppenheimer funds.


_______________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Andrew J. Donohue, Secretary; Age 45
Executive Vice President and General Counsel of Oppenheimer Management Corporation (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 59
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Secretary and Treasurer of SSI and SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado, 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Resolution Trust Corporation and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado, 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Ms. Macaskill, Messrs. Galli and Spiro) received the total amounts shown below
(i) from the Fund, during its fiscal year ended December 31, 1994, and
(ii) from all 17 of the New York-based OppenheimerFunds (including the
Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds).

                            Aggregate            Total Compensation
                            Compensation                From All
Name and                    from                        New York-based
Position                    Fund                        OppenheimerFunds1

Leon Levy                   $9,151                      $141,000.00
  Chairman and
  Trustee



Leo Cherne                  $4,467                      $ 68,800.00
  Audit Committee
  Member and
  Trustee

Benjamin Lipstein                  $5,595               $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan              $3,934               $ 60,625.00
  Study Committee
  Member 2 and Trustee

Kenneth A. Randall                 $5,089               $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan                    $3,650               $ 56,275.00
  Audit Committee
  Member 2 and Trustee

Russell S. Reynolds, Jr.                  $3,384               $ 52,100.00
  Trustee

Sidney M. Robbins                  $7,929               $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere                    $3,384               $ 52,100.00
  Trustee

Clayton K. Yeutter                 $3,384               $ 52,100.00
  Trustee
______________________
1      For the 1994 calendar year.
2      Committee position held during a portion of the period shown.

       The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will be depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. No sums were accrued during the fiscal year ended December 31, 1994 for the Fund's projected retirement benefit obligations.

       -- Major Shareholders. As of October 6, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more shares of the Fund as a whole or either class of the Fund's outstanding shares.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

       -- The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, such as litigation.

       The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution plan payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited. Prior to November 1, 1993, independently of the Agreement, the Manager had undertaken to assume the Fund's expenses (exclusive of any non-recurring expenses, such as litigation) to the extent required to maintain the Fund's dividend rate at $.0498 per share every 28 days. Effective November 1, 1993, the Manager terminated this undertaking.

       For the fiscal years ended December 31, 1992, 1993, and 1994 there were no assumption of expenses, and the management fees were $1,044,275, $1,467,574, and $1,560,360, respectively.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with one or more additional companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

       -- The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares.
Expenses normally attributable to sales, (other than those paid under the Distribution and Service Plan) but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended December 31, 1992, 1993, and 1994 the aggregate sales charges on sales of the Fund's Class A shares were $1,863,832, $1,831,469, and $999,822 respectively, of which the Distributor and an affiliated broker-dealer retained $400,938, $368,898 and $193,221 in those respective years. During the Fund's fiscal year ended December 31, 1994, the contingent deferred sales charge collected on the Fund's Class B shares totaled $79,893, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

       -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund
as established by its Board of Trustees.   Purchases of securities from
underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and the asked price.

       Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

       The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


Performance of the Fund

       Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return", "cumulative total return," and "cumulative total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. No total return and yield calculations are presented below for Class C shares because no shares of that Class were publicly issued during the Fund's fiscal year ended December 31, 1994.

       The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The yield and total returns of the Class A, Class B and Class C shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

       -- Standardized Yields

       - - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd
       The symbols above represent the following factors:

       a =   dividends and interest earned during the 30-day period.
       b =   expenses accrued for the period (net of any expense
             reimbursements).
       c =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
       d =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1994, the standardized yields for the Fund's Class A and Class B shares were 5.74% and 5.28%, respectively.

       -- Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix
B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal, state and city income taxes after deductions and exemptions).
The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yield (after expense assumptions by the Manager) for its Class A and Class B shares for the 30-day period ended
December 31, 1994, for an investor in the California/Federal 46.24% effective tax bracket were 10.68% and 9.82%, respectively.

       -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A, Class B or Class C share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


       The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

       From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended December 31, 1994, were 6.31% and 6.63% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended December 31, 1994, was 5.86% when calculated at net asset value.

       -- Total Return Information

       -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

-- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, and 1.0% for the sixth year, and none thereafter is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total returns on an investment in Class A shares of the Fund for the one and five year periods ended December 31, 1994 and for the period from November 3, 1988 (commencement of operations) to December 31, 1994, were -12.83%, 4.75% and 5.95%, respectively. The cumulative "total return" on Class A shares for the latter period was 42.79%. The average annual total return on an investment in Class B shares for the fiscal year ended December 31, 1994 and for the period May 1, 1993 (inception of class) to December 31, 1994 were -13.69% and -4.19%. For the fiscal period from May 1, 1993, through December 31, 1994, the cumulative total return on an investment in Class
B shares of the Fund was  -6.88%.

       -- Total Returns At Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual returns at net asset value on the Fund's Class A shares for the one and five year periods ended December 31, 1994 and for the period from November 3, 1988 (commencement of operations) through December 31, 1994 were -8.49%, 5.78% and 6.79%, respectively. The average annual total returns at net asset value on the Fund's Class B shares for the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) through December 31, 1994 were -9.39% and -2.03%, respectively.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class
C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information as a basis for comparison with other investments.

       -- Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund is ranked against (i) all other funds, excluding money market funds, and (ii) all other California municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

       From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

       From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charge and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average"
(next 22.5%) and one star is "lowest" (bottom 10%).   Morningstar ranks
the Fund in relation to other rated municipal bond funds. Rankings are subject to change.

       Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B or Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.

       In addition, under the Plans the Manager and the Distributor, in their sole discretion from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the Plans and set no minimum amount.

       For the fiscal year ended December 31, 1994, payments under the Plan for Class A shares totaled $611,139, all of which was paid by the Distributor to Recipients, including $19,407 paid to an affiliate of the Distributor. Any unreimbursed expenses by the Distributor incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan for the fiscal year ended December 31, 1994, totalled $165,277, of which $157,962 was retained by the Distributor. Since no Class C shares were outstanding during the Fund's fiscal year ended December 31, 1994, no payments were made under the Class C Plan.

       Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share of each class may be significantly affected at times when shareholders may not purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities, and short-term debt securities having a remaining maturity in excess of 60 days, are valued at the mean between the bid and asked prices determined by a portfolio pricing service approved by the Fund's Board or obtained from active market makers in the security on the basis of reasonable inquiry; (ii) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (iii) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

       In the case of Municipal Securities, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Fund's Board of Trustees has authorized the Manager to employ a pricing service, bank or broker-dealer experienced in such matters to price any of the types of securities described above. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange or on the NASDAQ on which they are traded. If there were no sales on the principal exchange, the last sale on any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closest to the last reported sales price. When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received after the close of the Exchange, the shares will begin to accrue dividends on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, sons-and daughters-in-law, siblings, a spouse's siblings and a sibling's spouse.

       -- The Oppenheimer Funds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

              Oppenheimer Tax-Free Bond Fund
              Oppenheimer New York Tax-Exempt Fund
              Oppenheimer California Tax-Exempt Fund
              Oppenheimer Intermediate Tax-Exempt Fund
              Oppenheimer Insured Tax-Exempt Fund
              Oppenheimer Main Street California Tax-Exempt Fund
              Oppenheimer Florida Tax-Exempt Fund
              Oppenheimer Pennsylvania Tax-Exempt Fund
              Oppenheimer Fund
              Oppenheimer Discovery Fund
              Oppenheimer Target Fund
              Oppenheimer Growth Fund
              Oppenheimer Equity Income Fund
              Oppenheimer Value Stock Fund
              Oppenheimer Asset Allocation Fund
              Oppenheimer Total Return Fund, Inc.
              Oppenheimer Main Street Income & Growth Fund
              Oppenheimer New Jersey Tax-Exempt Fund
              Oppenheimer High Yield Fund
              Oppenheimer Champion Income Fund
              Oppenheimer Bond Fund
              Oppenheimer U.S. Government Trust
              Oppenheimer Limited-Term Government Fund
              Oppenheimer Global Fund
              Oppenheimer Global Emerging Growth Fund
              Oppenheimer Global Growth & Income Fund
              Oppenheimer Gold & Special Minerals Fund
              Oppenheimer Strategic Income Fund
              Oppenheimer Strategic Income & Growth Fund
              Oppenheimer International Bond Fund

       and the following "Money Market Funds":

              Oppenheimer Money Market Fund, Inc.
              Oppenheimer Cash Reserves
              Centennial Money Market Trust
              Centennial Tax Exempt Trust
              Centennial Government Trust
              Centennial New York Tax Exempt Trust
              Centennial California Tax Exempt Trust
              Centennial America Fund, L.P.
              Daily Cash Accumulation Fund, Inc.

       There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. This enables the investor to obtain the reduced sales charge rate (as set forth in the Prospectus) applicable to purchases of shares in that amount (the "intended purchase amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       -- Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500
(computed at the public offering price adjusted for a $50,000 purchase).
Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other
Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Eligible Funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) (available from the Distributor) or your financial adviser before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

How To Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

       -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of these shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.
If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" and "Class C Contingent Deferred Sales Charge").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class of shares without a class designation are deemed "Class A" shares for this purpose. Shares of Oppenheimer funds that have a single class without a class designated are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

       Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class
A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent in order to enable the investor to earn a return on otherwise idle funds.
       The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal and California income taxes. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 3.2% of the Fund's dividends (excluding distributions) paid during 1994 were a tax preference item for shareholders subject to the alternative minimum tax.

       A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

       In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code and is exempt from Federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes and (2) the Fund will be qualified under California law to pay certain exempt interest dividends which will be exempt from the California personal income tax. Individual shareholders of the Fund will generally not be subject to California personal income tax on exempt-interest dividends received from the Fund to the extent such distributions are attributable to interest on California Municipal Securities (and qualifying obligations of the United States Government), provided that at least 50% of the Fund's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Fund attributable to sources other than California Municipal Securities will generally be taxable to such shareholders as ordinary income. In addition, certain distributions to corporate shareholders may be includable in income subject to the California alternative minimum tax.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

       Distributions by the Fund from investment income and long-term and short-term capital gains will generally not be excludable from taxable income in determining the California corporate franchise or income tax for corporate shareholders of the Fund. Certain distributions may also be includable in income subject to the corporate alternative minimum tax.

       The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

       The Fund had an unused capital loss carryover of approximately $841,000 at December 31, 1994. It will expire in 2002.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF INVESTMENTS   June 30, 1995 (Unaudited)
                         ---------------------------------------------------------------------------------------------------------

                                                                                RATINGS: MOODY'S/
                                                                                S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                                (UNAUDITED)        AMOUNT             SEE NOTE 1
==========================================================
==========================================================
==============
MUNICIPAL BONDS AND NOTES--99.5%
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--89.6%        Anaheim, California Public Financing Authority
                         Tax Allocation Revenue Bonds, MBIA Insured,
                         6.45%, 12/28/18                                        Aaa/AAA            $ 6,000,000        $  6,222,341
                         ---------------------------------------------------------------------------------------------------------
                         California Health Facilities Financing Authority
                         Revenue Bonds, Children's Hospital of
                         Los Angeles, Prerefunded, Series A, 7.125%, 6/1/21     NR/A+                1,000,000           1,144,522
                         ---------------------------------------------------------------------------------------------------------
                         California Health Facilities Financing Authority
                         Revenue Bonds, Henry Mayo Newhall Project,
                         Series A, OSHPD Insured, 8%, 10/1/18                   NR/A                 3,000,000           3,267,696
                         ---------------------------------------------------------------------------------------------------------
                         California Health Facilities Financing Authority
                         Revenue Bonds, La Palma Hospital Medical Center,
                         OSHPD Insured, 7.10%, 2/1/13                           NR/A                 1,875,000           1,950,827
                         ---------------------------------------------------------------------------------------------------------
                         California Health Facilities Financing Authority
                         Revenue Refunding Bonds, Catholic Health
                         Care West, Series A, MBIA Insured, 5%, 7/1/11          Aaa/AAA              7,500,000           6,821,556
                         ---------------------------------------------------------------------------------------------------------
                         California Housing Finance Agency Revenue Bonds,
                         Home Mtg., Series C, 6.75%, 2/1/25                     Aa/AA-              10,000,000          10,131,540
                         ---------------------------------------------------------------------------------------------------------
                         California Housing Finance Agency Revenue Bonds,
                         Home Mtg., Series C, FHA Insured, 7.60%, 8/1/30        Aa/AA-               1,655,000           1,756,546
                         ---------------------------------------------------------------------------------------------------------
                         California Housing Finance Agency Single
                         Family Mtg. Purchase Revenue Bonds, Series A-2,
                         6.45%, 8/1/25                                          Aaa/AAA              8,000,000           8,038,559
                         ---------------------------------------------------------------------------------------------------------
                         California Pollution Control Financing Authority
                         Revenue Bonds, Pacific Gas & Electric Co.,
                         Series B, 8.875%, 1/1/10                               A2/A                 2,275,000           2,506,381
                         ---------------------------------------------------------------------------------------------------------
                         California Pollution Control Financing Authority
                         Revenue Refunding Bonds, Pacific Gas & Electric Co.,
                         Series A, 7.50%, 5/1/16                                A2/A                 1,450,000           1,511,410
                         ---------------------------------------------------------------------------------------------------------
                         California State Franchise Tax Board Refunding
                         Certificates of Participation, 6.90%, 10/1/06          A/A-                 1,000,000           1,067,034
                         ---------------------------------------------------------------------------------------------------------
                         California State General Obligation Bonds,
                         FSA Insured, 5.50%, 4/1/19                             Aaa/AAA/A            5,500,000           5,101,250
                         ---------------------------------------------------------------------------------------------------------
                         California State Public Works Board Lease
                         Revenue Bonds, Department of Corrections-
                         California State Prison, Series B, MBIA Insured,
                         5.50%, 12/1/12                                         Aaa/AAA/A-           3,600,000           3,448,152
                         ---------------------------------------------------------------------------------------------------------
                         California State Public Works Board Lease
                         Revenue Bonds, Regents of the University of
                         California, Prerefunded, Series A, 7%, 9/1/15          Aaa/AAA/AAA          2,650,000           2,987,867


                         6   Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------------------------------

                                                                                RATINGS: MOODY'S/
                                                                                S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                                (UNAUDITED)        AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (continued)   California State Public Works Board Lease
                         Revenue Bonds, University of California Project,
                         Series A, AMBAC Insured, 6.40%, 12/1/16                Aaa/AAA/AAA        $ 5,000,000        $
5,185,695
                         ---------------------------------------------------------------------------------------------------------
                         Campbell, California Certificates of Participation,
                         Civic Center Project, 6.75%, 10/1/17                   A/A-                 1,130,000           1,168,060
                         ---------------------------------------------------------------------------------------------------------
                         Campbell, California Certificates of Participation,
                         Civic Center Project, Prerefunded, 6.75%, 10/1/17      Aaa/NR               1,870,000           2,109,932
                         ---------------------------------------------------------------------------------------------------------
                         Capistrano, California Unified School District
                         Community Facilities District Special Tax Bonds,
                         No. 87-1, 7.60%, 9/1/14                                NR/NR                4,000,000           3,843,791
                         ---------------------------------------------------------------------------------------------------------
                         Cathedral City, California Improvement Bond
                         Act of 1915 Bonds, Limited Obligation Assessment
                         District No. 88-3, 7.85%, 9/2/11                       NR/NR                1,975,000           2,034,694
                         ---------------------------------------------------------------------------------------------------------
                         Corona, California Certificates of Participation,
                         Prerefunded, Series B, 10%, 11/1/20                    Aaa/AAA             13,175,000          17,612,365
                         ---------------------------------------------------------------------------------------------------------
                         Escondido, California Joint Powers Financing
                         Authority Revenue Bonds, AMBAC Insured,
                         6.125%, 9/1/11                                         Aaa/AAA/AAA          3,500,000           3,585,435
                         ---------------------------------------------------------------------------------------------------------
                         Foothill/Eastern Transportation Corridor Agency
                         California Toll Road Revenue Bonds, Sr. Lien,
                         Series A, 6.50%, 1/1/32                                NR/BBB- /BBB         4,600,000           4,438,687
                         ---------------------------------------------------------------------------------------------------------
                         Fresno, California Water System Revenue Bonds,
                         Prerefunded, Series A, 7.30%, 6/1/20                   NR/NR                1,500,000           1,649,086
                         ---------------------------------------------------------------------------------------------------------
                         Industry, California Improvement Bond Act
                         of 1915 Bonds, Assessment District No. 91-1,
                         7.65%, 9/2/21                                          NR/NR                1,750,000           1,751,291
                         ---------------------------------------------------------------------------------------------------------
                         Intermodal Container Transfer Facility Joint
                         Power Authority California Revenue Refunding
                         Bonds, Southern Pacific Transportation Co.,
                         Series A, 7.70%, 11/1/14                               NR/A+                1,000,000           1,066,773
                         ---------------------------------------------------------------------------------------------------------
                         La Quinta, California Redevelopment Agency
                         Refunding Tax Allocation Bonds, La Quinta Project,
                         8.40%, 9/1/12                                          Aaa/AAA              1,000,000           1,189,285
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles County, California Certificates of
                         Participation, 6.50%, 3/1/10                           A/A                  1,500,000           1,538,913
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles County, California Certificates of
                         Participation, Correctional Facilities Project,
                         MBIA Insured, 6.50%, 9/1/13                            Aaa/AAA              3,600,000           3,760,747
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles County, California Transportation
                         Revenue Bonds, Commission Sales Tax,
                         Prerefunded, Series A, 6.75%, 7/1/11                   Aaa/AA- /A+          4,260,000           4,793,343
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles County, California Transportation
                         Revenue Bonds, Commission Sales Tax,
                         Prerefunded, Series A, FGIC Insured, 6.75%, 7/1/18     Aaa/AAA/AAA          4,000,000
4,500,792


                         7   Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF INVESTMENTS   (Unaudited)(Continued)
                         ---------------------------------------------------------------------------------------------------------

                                                                                RATINGS: MOODY'S/
                                                                                S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                                (UNAUDITED)        AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (continued)   Los Angeles, California Community Redevelopment
                         Agency Financing Authority Revenue Bonds,
                         Grand Century Qualified Redevelopment, Series A,
                         5.90%, 12/1/26                                         A/A                $ 2,600,000        $  2,291,739
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles, California Community Redevelopment
                         Agency Tax Allocation Refunding Bonds,
                         North Hollywood, Series C, MBIA Insured, 7%, 7/1/15    Aaa/AAA              2,000,000           2,113,518
                         ---------------------------------------------------------------------------------------------------------
                         Los Angeles, California Convention & Exhibition
                         Center Authority Refunding Certificates of
                         Participation, Prerefunded, Series A,
                         7.375%, 8/15/18                                        Aaa/AAA              3,000,000           3,361,710
                         ---------------------------------------------------------------------------------------------------------
                         M-S-R Public Power Agency of California Revenue
                         Bonds, San Juan Project, Series C, AMBAC Insured,
                         6.875%, 7/1/19                                         Aaa/AAA/AAA          2,000,000           2,095,094
                         ---------------------------------------------------------------------------------------------------------
                         Metropolitan Water District of Southern California
                         Revenue Bonds, Waterworks Project, 5%, 7/1/20          Aa/AA                7,750,000           6,725,915
                         ---------------------------------------------------------------------------------------------------------
                         Metropolitan Water District of Southern California
                         Revenue Bonds, Waterworks Project, Inverse Floater,
                         6.05%, 10/30/20(1)                                     Aa/AA                4,700,000           3,948,000
                         ---------------------------------------------------------------------------------------------------------
                         Northern California Transmission Agency Revenue
                         Bonds, California-Oregon Transmission Project,
                         Prerefunded, Series A, MBIA Insured, 7%, 5/1/24        Aaa/AAA              5,500,000           6,132,279
                         ---------------------------------------------------------------------------------------------------------
                         Oakland, California Redevelopment Agency
                         Tax Allocation Refunding Bonds, MBIA Insured,
                         Inverse Floater, 7.713%, 9/1/19(1)                     Aaa/AAA              4,300,000           3,855,384
                         ---------------------------------------------------------------------------------------------------------
                         Oakland, California Revenue Refunding Bonds,
                         Series A, FGIC Insured, 7.60%, 8/1/21                  Aaa/AAA/AAA          2,000,000           2,161,498
                         ---------------------------------------------------------------------------------------------------------
                         Orange County, California Community Facilities
                         District No. 87-3 Special Tax Bonds, Prerefunded,
                         Series A, 8.05%, 8/15/08                               NR/NR                3,000,000           3,379,878
                         ---------------------------------------------------------------------------------------------------------
                         Orange County, California Community Facilities
                         District Special Tax Bonds, No. 88-1 Aliso Viejo,
                         Prerefunded, Series A, 7.10%, 8/15/05                  NR/AAA               1,440,000           1,667,782
                         ---------------------------------------------------------------------------------------------------------
                         Orange County, California Community Facilities
                         District Special Tax Bonds, No. 88-1 Aliso Viejo,
                         Prerefunded, Series A, 7.35%, 8/15/18                  NR/AAA               8,000,000           9,369,383
                         ---------------------------------------------------------------------------------------------------------
                         Pittsburg, California Improvement Bond Act of 1915
                         Bonds, Assessment District 1990-01, 7.75%, 9/2/20      NR/NR                1,235,000           1,272,123
                         ---------------------------------------------------------------------------------------------------------
                         Rancho California Water District Financing
                         Authority Revenue Refunding Bonds,
                         AMBAC Insured, 5%, 8/15/14                             Aaa/AAA/AAA          4,500,000           4,001,193
                         ---------------------------------------------------------------------------------------------------------
                         Redding, California Electric System Revenue
                         Certificates of Participation, FGIC Insured,
                         Inverse Floater, 7.10%, 6/28/19(1)                     Aaa/AAA/AAA          4,000,000           3,567,524
                         ---------------------------------------------------------------------------------------------------------
                         Redding, California Electric System Revenue
                         Certificates of Participation, MBIA Insured,
                         Inverse Floater, 8.396%, 7/8/22(1)                     Aaa/AAA              2,500,000           2,677,927


                         8   Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------------------------------

                                                                                RATINGS: MOODY'S/
                                                                                S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                                (UNAUDITED)        AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (continued)   Riverside County, California Community Facilities
                         District Bonds, Special Tax No. 88-12, 7.55%, 9/1/17   NR/NR              $ 3,000,000        $  3,014,319
                         ---------------------------------------------------------------------------------------------------------
                         Sacramento, California Cogeneration Authority
                         Revenue Bonds, Procter & Gamble Project,
                         6.50%, 7/1/14                                          NR/BBB-              5,000,000           4,956,960
                         ---------------------------------------------------------------------------------------------------------
                         Sacramento, California Municipal Utility District
                         Electric Revenue Bonds, Prerefunded, Series W,
                         7.50%, 8/15/18                                         Aaa/AAA/A-           2,500,000           2,735,252
                         ---------------------------------------------------------------------------------------------------------
                         Sacramento, California Municipal Utility District
                         Electric Revenue Refunding Bonds, Series B,
                         FGIC Insured, Inverse Floater, 8.261%, 8/15/18(1)      Aaa/AAA/AAA          5,500,000           5,439,659
                         ---------------------------------------------------------------------------------------------------------
                         Sacramento, California Municipal Utility District
                         Electric Revenue Refunding Bonds, Series D,
                         MBIA Insured, 5.25%, 11/15/20                          Aaa/AAA/A-           2,500,000           2,248,052
                         ---------------------------------------------------------------------------------------------------------
                         Saddleback Community College District,
                         California Refunding Certificates of Participation,
                         BIG Insured, 7%, 8/1/19                                Aaa/AAA              1,000,000           1,059,241
                         ---------------------------------------------------------------------------------------------------------
                         San Bernardino County, California Certificates
                         of Participation, Medical Center Financing Project,
                         5.50%, 8/1/17                                          Baa1/A-              7,500,000           6,446,497
                         ---------------------------------------------------------------------------------------------------------
                         San Diego County, California Certificates of
                         Participation, MBIA Insured, Inverse Floater,
                         8.446%, 11/18/19(1)                                    Aaa/AAA              2,000,000           2,095,948
                         ---------------------------------------------------------------------------------------------------------
                         San Diego County, California Water Authority
                         Revenue Certificates of Participation, Series B,
                         MBIA Insured, Inverse Floater, 8.07%, 4/8/21(1)        Aaa/AAA              3,000,000           3,034,515
                         ---------------------------------------------------------------------------------------------------------
                         San Francisco, California City & County Airport
                         Commission International Airport Revenue
                         Refunding Bonds, Second Series, Issue I,
                         AMBAC Insured, 6.30%, 5/1/11                           Aaa/AAA/AAA          4,385,000           4,549,836
                         ---------------------------------------------------------------------------------------------------------
                         San Francisco, California City & County Sewer
                         Revenue Refunding Bonds, FGIC Insured,
                         5.375%, 10/1/16                                        Aaa/AAA/AAA          2,000,000           1,854,106
                         ---------------------------------------------------------------------------------------------------------
                         San Joaquin Hills, California Transportation
                         Corridor Agency Toll Road Revenue Bonds,
                         Sr. Lien, 5%, 1/1/33                                   NR/NR/BBB            8,000,000           6,115,320
                         ---------------------------------------------------------------------------------------------------------
                         San Joaquin Hills, California Transportation
                         Corridor Agency Toll Road Revenue Bonds,
                         Sr. Lien, 6.75%, 1/1/32                                NR/NR/BBB            7,000,000           6,990,535
                         ---------------------------------------------------------------------------------------------------------
                         San Jose, California Redevelopment Agency Tax
                         Allocation Bonds, Merged Area Redevelopment
                         Project, MBIA Insured, 5%, 8/1/20                      Aaa/AAA/A            2,000,000           1,735,236
                         ---------------------------------------------------------------------------------------------------------
                         South Orange County, California Public Financing
                         Authority Special Tax Revenue Bonds, Sr. Lien,
                         Series A, MBIA Insured, 6.20%, 9/1/13                  Aaa/AAA              3,000,000           3,006,177


                         9   Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF INVESTMENTS   (Unaudited)(Continued)
                         ---------------------------------------------------------------------------------------------------------

                                                                                RATINGS: MOODY'S/
                                                                                S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                                (UNAUDITED)        AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (continued)   Southern California Home Financing Authority
                         Single Family Mtg. Revenue Bonds, GNMA and
                         FNMA Mtg.-Backed Securities, Series A, 7.35%, 9/1/24   NR/AAA             $ 1,670,000        $
1,747,299
                         ---------------------------------------------------------------------------------------------------------
                         Southern California Public Power Authority
                         Power Project Revenue Bonds, San Juan Unit 3,
                         Series A, MBIA Insured, 5%, 1/1/20                     Aaa/AAA              3,000,000           2,572,932
                         ---------------------------------------------------------------------------------------------------------
                         Southern California Public Power Authority
                         Power Project Revenue Refunding Bonds, Series A,
                         5.50%, 7/1/12                                          Aa/AA                1,000,000             954,332
                         ---------------------------------------------------------------------------------------------------------
                         Southern California Public Power Authority
                         Transmission Project Revenue Bonds, Inverse Floater,
                         6.644%, 7/1/12(1)                                      Aa/AA--              5,500,000           5,288,162
                         ---------------------------------------------------------------------------------------------------------
                         University of California Revenue Bonds,
                         Multiple Purpose Projects, Prerefunded, Series A,
                         6.875%, 9/1/16                                         NR/A--               2,200,000           2,511,834
                         ---------------------------------------------------------------------------------------------------------
                         Victorville, California Special Tax Bonds,
                         Community Facilities District No. 90-1, Series A,
                         8.30%, 9/1/16                                          NR/NR                2,250,000           2,140,294
                         ---------------------------------------------------------------------------------------------------------
                         West & Central Basin Financing Authority
                         California Revenue Refunding Bonds, West Basin
                         Refunding Project, Series A, AMBAC Insured,
                         5%, 8/1/16                                             Aaa/AAA/AAA          3,000,000           2,650,125
                                                                                                                      ------------
                                                                                                                       247,952,148

----------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--9.9%   Guam Power Authority Revenue Bonds, Series A,
                         6.625%, 10/1/14                                        NR/BBB               2,000,000           2,020,272
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Commonwealth General Obligation Bonds,
                         Yield Curve Notes, MBIA Insured, Inverse Floater,
                         7.384%, 7/1/08(1)                                      Aaa/AAA              3,500,000           3,567,028
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds,
                         Prerefunded, Series T, 6.50%, 7/1/22                   NR/AAA               2,250,000           2,522,266
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds,
                         Prerefunded, Series T, 6.625%, 7/1/18                  NR/AAA               1,995,000           2,250,585
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds, Series T,
                         6.625%, 7/1/18                                         Baa1/A               4,005,000           4,164,495
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Electric Power Authority Revenue Bonds,
                         Series P, 7%, 7/1/21                                   Baa1/A--             4,000,000           4,309,844
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Housing Bank & Finance Agency
                         Single Family Mtg. Revenue Bonds,
                         Affordable Housing Mtg.--Portfolio I, 6.25%, 4/1/29    Aaa/AAA              7,600,000           7,567,281
                         ---------------------------------------------------------------------------------------------------------
                         Puerto Rico Housing Finance Corp.
                         Single Family Mtg. Revenue Bonds,
                         Portfolio 1, Series B, 7.65%, 10/15/22                 Aaa/AAA                995,000           1,053,593
                                                                                                                      ------------
                                                                                                                        27,455,364


                         10  Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                                      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $273,220,805)                                                           99.5%       $275,407,512
----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                            0.5           1,287,003
                                                                                                   -----------        ------------
Net Assets                                                                                               100.0%       $276,694,515

                                                                               -----------        ------------
                                                                                                   -----------        ------------
1. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $33,474,147 or 12.1% of the Fund's net assets, at June 30, 1995.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:



                         Industry                                                  Market Value        Percent
                         -------------------------------------------------------------------------------------
                         Utilities                                                  $72,139,220           26.2%
                         Lease/Rental                                                53,251,860           19.3
                         Special Tax Bonds                                           52,448,081           19.0
                         Transportation                                              36,599,289           13.3
                         Housing                                                     32,586,558           11.8
                         Hospitals                                                   13,184,601            4.8
                         General Obligation Bonds                                     8,668,278            3.1
                         Pollution Control                                            4,017,791            1.6
                         Education                                                    2,511,834            0.9
                                                                                   ------------          -----
                                                                                   $275,407,512          100.0%
                                                                                   ------------          -----
                                                                                   ------------          -----
                         See accompanying Notes to Financial Statements.


                         11  Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF ASSETS AND LIABILITIES   June 30, 1995 (Unaudited)
                         ---------------------------------------------------------------------------------------------------------

==========================================================
==========================================================
==============
ASSETS                   Investments, at value (cost $273,220,805)--see accompanying statement                        $275,407,512
                         ---------------------------------------------------------------------------------------------------------
                         Cash                                                                                              120,704
                         ---------------------------------------------------------------------------------------------------------
                         Receivables:
                         Interest                                                                                        5,251,676
                         Shares of beneficial interest sold                                                                589,770
                         ---------------------------------------------------------------------------------------------------------
                         Other                                                                                              75,591
                                                                                                                      ------------
                         Total assets                                                                                  281,445,253

==========================================================
==========================================================
==============
LIABILITIES              Payables and other liabilities:
                         Shares of beneficial interest redeemed                                                          3,528,957
                         Dividends                                                                                         931,521
                         Distribution and service plan fees--Note 4                                                        171,584
                         Trustees' fees                                                                                      7,558
                         Transfer and shareholder servicing agent fees                                                       2,855
                         Other                                                                                             108,263
                                                                                                                      ------------
                         Total liabilities                                                                               4,750,738

==========================================================
==========================================================
==============
NET ASSETS                                                                                                            $276,694,515
                                                                                                                      ------------
                                                                                                                      ------------

==========================================================
==========================================================
==============
COMPOSITION OF           Paid-in capital                                                                              $275,873,392
NET ASSETS               ---------------------------------------------------------------------------------------------------------
                         Overdistributed net investment income                                                           (498,939)
                         ---------------------------------------------------------------------------------------------------------
                         Accumulated net realized loss from investment transactions                                      (866,645)
                         ---------------------------------------------------------------------------------------------------------
                         Net unrealized appreciation on investments--Note 3                                              2,186,707
                                                                                                                      ------------
                         Net assets                                                                                   $276,694,515
                                                                                                                      ------------
                                                                                                                      ------------

==========================================================
==========================================================
==============
NET ASSET VALUE          Class A Shares:
PER SHARE                Net asset value and redemption price per share (based on net assets of $246,731,968
                         and 24,142,217 shares of beneficial interest outstanding)                                          $10.22
                         Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)    $10.73

                         ---------------------------------------------------------------------------------------------------------
                         Class B Shares:
                         Net asset value, redemption price and offering price per share (based on net assets
                         of $29,962,547 and 2,930,799 shares of beneficial interest outstanding)                            $10.22

                         See accompanying Notes to Financial Statements.


                         12  Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF OPERATIONS   For the Six Months Ended June 30, 1995 (Unaudited)
                         ---------------------------------------------------------------------------------------------------------

==========================================================
==========================================================
==============
INVESTMENT INCOME        Interest                                                                                     $  8,800,543

==========================================================
==========================================================
==============
EXPENSES                 Management fees--Note 4                                                                           772,064
                         ---------------------------------------------------------------------------------------------------------
                         Distribution and service plan fees:
                         Class A--Note 4                                                                                   293,047
                         Class B--Note 4                                                                                   123,986
                         ---------------------------------------------------------------------------------------------------------
                         Transfer and shareholder servicing agent fees--Note 4                                              61,024
                         ---------------------------------------------------------------------------------------------------------
                         Shareholder reports                                                                                28,000
                         ---------------------------------------------------------------------------------------------------------
                         Legal and auditing fees                                                                            14,121
                         ---------------------------------------------------------------------------------------------------------
                         Registration and filing fees:
                         Class A                                                                                             1,609
                         Class B                                                                                             2,670
                         ---------------------------------------------------------------------------------------------------------
                         Custodian fees and expenses                                                                         4,185
                         ---------------------------------------------------------------------------------------------------------
                         Trustees' fees and expenses                                                                           177
                         ---------------------------------------------------------------------------------------------------------
                         Other                                                                                              10,706
                                                                                                                      ------------
                         Total expenses                                                                                  1,311,589

==========================================================
==========================================================
==============
NET INVESTMENT INCOME                                                                                                    7,488,954

==========================================================
==========================================================
==============
REALIZED AND UNREALIZED  Net realized gain on investments                                                                  221,633
GAIN ON INVESTMENTS      ---------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments                           19,851,875
                                                                                                                      ------------
                         Net realized and unrealized gain on investments                                                20,073,508

==========================================================
==========================================================
==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 27,562,462
                                                                                                                      ------------
                                                                                                                      ------------

                         See accompanying Notes to Financial Statements.


                         13  Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENTS OF CHANGES IN NET ASSETS
                         ---------------------------------------------------------------------------------------------------------

                                                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                                                  JUNE 30, 1995       DECEMBER 31,
                                                                                                  (UNAUDITED)         1994
==========================================================
==========================================================
==============
OPERATIONS               Net investment income                                                    $  7,488,954       $  15,748,324
                         ---------------------------------------------------------------------------------------------------------
                         Net realized gain (loss) on investments                                       221,633            (999,410)
                         ---------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation
                         on investments                                                             19,851,875         (39,209,125)
                                                                                                  ------------        ------------
                         Net increase (decrease) in net assets resulting from operations            27,562,462         (24,460,211)

==========================================================
==========================================================
==============
DIVIDENDS AND            Dividends from net investment income:
DISTRIBUTIONS TO         Class A ($.302 and $.605 per share, respectively)                          (7,171,123)
(14,920,148)
SHAREHOLDERS             Class B ($.263 and $.526 per share, respectively)                            (646,759)           (857,567)

==========================================================
==========================================================
==============
BENEFICIAL INTEREST      Net increase (decrease) in net assets resulting from Class A
TRANSACTIONS             beneficial interest transactions--Note 2                                    9,013,391          (8,912,194)
                         ---------------------------------------------------------------------------------------------------------
                         Net increase in net assets resulting from Class B
                         beneficial interest transactions--Note 2                                    8,030,660          12,644,856

==========================================================
==========================================================
==============
NET ASSETS               Total increase (decrease)                                                  36,788,631         (36,505,264)
                         ---------------------------------------------------------------------------------------------------------
                         Beginning of period                                                       239,905,884         276,411,148
                                                                                                  ------------        ------------

                         End of period (including overdistributed net investment
                         income of $498,939 and $170,011, respectively)                           $276,694,515        $239,905,884
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------

                         See accompanying Notes to Financial Statements.


                         14  Oppenheimer California Tax-Exempt Fund

                         ---------------------------------------------------------------------------------------------------------
                         FINANCIAL HIGHLIGHTS
                         ---------------------------------------------------------------------------------------------------------

                         CLASS A                                                                CLASS B
                         ---------------------------------------------------------------------- ----------------------------------
                         SIX MONTHS                                                             SIX MONTHS
                         ENDED                                                                  ENDED
                         JUNE 30,                                                               JUNE 30,
                         1995       YEAR ENDED DECEMBER 31,                                     1995       YEAR ENDED
DECEMBER 31,
                         (UNAUDITED)   1994        1993        1992        1991        1990     (UNAUDITED)   1994        1993(1)
==========================================================
==========================================================
==============
PER SHARE OPERATING DATA:
Net asset value,
beginning of period          $ 9.45      $10.97      $10.35      $10.22      $ 9.86     $ 9.94     $ 9.44     $10.98      $10.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income           .29         .60         .62         .61         .66        .67        .25        .54         .35
Net realized and
unrealized gain (loss)
on investments                  .78       (1.51)        .72         .20         .38       (.07)       .79      (1.55)        .34
                             ------      ------      ------      ------      ------     ------     ------     ------      ------
Total income (loss) from
investment operations          1.07        (.91)       1.34         .81        1.04        .60       1.04      (1.01)        .69

----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income              (.30)       (.61)       (.65)       (.60)       (.62)      (.68)      (.26)      (.53)       (.36)
Distributions from net
realized gain on
investments                      --          --        (.07)       (.08)       (.06)        --         --         --        (.07)
                             ------      ------      ------      ------      ------     ------     ------     ------      ------
Total dividends and
distributions
to shareholders                (.30)       (.61)       (.72)       (.68)       (.68)      (.68)      (.26)      (.53)       (.43)

----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                $10.22      $ 9.45      $10.97      $10.35      $10.22     $ 9.86     $10.22     $ 9.44      $10.98
                             ------      ------      ------      ------      ------     ------     ------     ------      ------
                             ------      ------      ------      ------      ------     ------     ------     ------      ------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT
NET ASSET VALUE(2)            11.45%      (8.49)%     13.26%       8.28%      10.93%      6.38%     11.14%     (9.39)%
 .66%

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)             $246,732    $219,682    $266,490    $204,349    $145,163    $92,514    $29,963    $20,224      $9,921
----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)             $240,049    $248,850    $245,193    $174,055    $115,661    $72,879    $25,049    $16,552      $5,218
----------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)        24,142      23,256      24,290      19,738      14,200      9,386      2,931      2,142         904
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average
net assets:
Net investment income          5.78%(3)    5.99%       5.74%       6.07%       6.52%      6.80%      4.95%(3)   5.17%
4.57%(3)
Expenses, before
voluntary assumption
by the Manager                  .93%(3)     .96%        .97%       1.07%       1.05%      1.05%      1.69%(3)   1.73%
1.79%(3)
Expenses, net of
voluntary assumption
by the Manager                  N/A         N/A         N/A         N/A         .73%       .53%       N/A        N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)     11.3%       21.9%       13.7%       26.8%       26.6%      14.5%      11.3%      21.9%
13.7%


1. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $50,535,439 and $29,167,489, respectively.


                See accompanying Notes to Financial Statements.


               NOTES TO FINANCIAL STATEMENTS   (Unaudited)

SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Tax-Exempt Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied transactions provided the Manager is satisfied that the fir rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended June 30, 1995, a provision of $24,745 was made for the Fund's projected benefit obligations, and a payment of $1,182 was made to a retired trustee, resulting in an accumulated liability of $63,985 at June 30, 1995.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

SIGNIFICANT ACCOUNTING POLICIES
(continued)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                 SIX MONTHS ENDED JUNE 30, 1995     YEAR ENDED DECEMBER
31, 1994
                                                                 ------------------------------     ------------------------------
                                                                 SHARES         AMOUNT              SHARES         AMOUNT
                         ---------------------------------------------------------------------------------------------------------
                         Class A:
                         Sold                                      2,360,220       $ 23,922,201        4,682,338      $ 47,539,656
                         Dividends reinvested                        415,546          4,179,053          895,069         9,014,619
                         Redeemed                                 (1,889,278)       (19,087,863)      (6,611,428)      (65,466,469)
                                                                  ----------       ------------       ----------      ------------
                         Net increase (decrease)                     886,488       $  9,013,391       (1,034,021)     $ (8,912,194)
                                                                  ----------       ------------       ----------      ------------
                                                                  ----------       ------------       ----------      ------------


                         ---------------------------------------------------------------------------------------------------------
                         Class B:
                         Sold                                        868,896         $8,833,596        1,595,370       $16,152,328
                         Dividends reinvested                         36,161            364,403           52,979           528,961
                         Redeemed                                   (115,875)        (1,167,339)        (410,584)       (4,036,433)
                                                                  ----------       ------------       ----------      ------------
                         Net increase                                789,182         $8,030,660        1,237,765       $12,644,856
                                                                  ----------       ------------       ----------      ------------
                                                                  ----------       ------------       ----------      ------------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At June 30, 1995, net unrealized appreciation on nvestments of $2,186,707 as composed of gross appreciation of $7,530,816, and gross depreciation of $5,344,109.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .60% on the first $200 million of average annual net assets, .55% on the next $100 million, .50% on the next $200 million, .45% on the next $250 million,
 .40% on the next $250 million and .35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the State of California. For the six months ended June 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $434,871, of which $74,571 was retained by Oppenheimer Funds Distributor, Inc.(OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $332,024, of which $804 was paid to an affiliated broker/dealer. During the six months ended June 30, 1995, OFDI received contingent deferred sales charges of $27,525 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares. Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies. Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the six months ended June 30, 1995, OFDI paid $10,107 and $550 to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses, respectively, and retained $109,680 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

                       INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer
California Tax-Exempt Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer California Tax-Exempt Fund as of December 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the six-year period then ended and the period from November 3, 1988 (commencement of operations) to December 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Tax-Exempt Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period from November 3, 1988 (commencement of operations) to December 31, 1988, in conformity with generally accepted accounting principles.


                                   /s/ KPMG Peat Marwick LLP
                                   -------------------------------
                         KPMG PEAT MARWICK LLP


                         Denver, Colorado
                         January 23, 1995

STATEMENT OF INVESTMENTS December 31, 1994


                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S       FACE              MARKET VALUE
                                                                                 (UNAUDITED)         AMOUNT            SEE NOTE 1
                                                                                 -----------------   ------            ------------
MUNICIPAL BONDS AND NOTES--97.5%

CALIFORNIA--90.2%        Anaheim, California Public Financing Authority
                         Tax Allocation Revenue Bonds, MBIA Insured,
                         8.37%, 12/28/18(1)                                      Aaa/AAA             $ 3,000,000       $ 2,725,323

                         California Educational Facilities Authority
                         Revenue Bonds, Stanford University Project,
                         Series J, 6%, 11/1/09                                   Aaa/AAA               2,205,000         2,110,915

                         California Health Facilities Financing Authority
                         Revenue Bonds, Children's Hospital of
                         Los Angeles, Prerefunded, Series A, 7.125%, 6/1/21      NR/A+                 1,000,000         1,086,512

                         California Health Facilities Financing Authority
                         Revenue Bonds, Henry Mayo Newhall Project,
                         Series A, OSHPD Insured, 8%, 10/1/18                    NR/A                  3,000,000         3,195,495

                         California Health Facilities Financing Authority
                         Revenue Bonds, La Palma Hospital Medical Center,
                         OSHPD Insured, 7.10%, 2/1/13                            NR/A                  1,875,000         1,839,345

                         California Health Facilities Financing Authority
                         Revenue Refunding Bonds, Catholic Health
                         Facilities, Series A, MBIA Insured, 5%, 7/1/11          Aaa/AAA               7,500,000         6,238,372

                         California Housing Finance Agency Revenue Bonds,
                         Home Mtg., Series C, 6.75%, 2/1/25                      Aa/AA--              10,000,000         9,554,669

                         California Housing Finance Agency Revenue Bonds,
                         Home Mtg., Series C, FHA Insured, 7.60%, 8/1/30         Aa/AA--               1,655,000         1,674,746

                         California Pollution Control Financing Authority
                         Revenue Bonds, Pacific Gas and Electric Co.,
                         Series B, 8.875%, 1/1/10                                A1/A                  2,275,000         2,485,587

                         California Pollution Control Financing Authority
                         Revenue Refunding Bonds, Pacific Gas and
                         Electric Co., Series A, 7.50%, 5/1/16                   A1/A                  1,450,000         1,511,783

                         California State Franchise Tax Board Refunding
                         Certificates of Participation, 6.90%, 10/1/06           A/A--                 1,000,000         1,026,916

                         California State General Obligation Bonds,
                         FSA Insured, 5.50%, 4/1/19                              Aaa/AAA/A             5,500,000         4,627,056

                         California State Public Works Board Lease
                         Revenue Bonds, Department of Corrections
                         California State Prison, Series B, MBIA Insured,
                         5.50%, 12/1/12                                          Aaa/AAA/A--           4,600,000         4,024,424

                         California State Public Works Board Lease
                         Revenue Bonds, Regents of the University of
                         California, Prerefunded, Series A, 7%, 9/1/15           Aaa/AAA/AAA           2,650,000         2,855,836

                         California State Public Works Board Lease
                         Revenue Bonds, University of California Project,
                         Series A, AMBAC Insured, 6.40%, 12/1/16                 Aaa/AAA/AAA           5,000,000         4,795,374

                         Campbell, California Certificates of Participation,
                         Civic Center Project, 6.75%, 10/1/17                    A/A--                 1,130,000         1,092,930

                         Campbell, California Certificates of Participation,
                         Civic Center Project, Prerefunded, 6.75%, 10/1/17       Aaa/NR                1,870,000         1,994,381


                         6 Oppenheimer California Tax-Exempt Fund


                                                                                    RATINGS: MOODY'S/
                                                                                    S&P'S/FITCH'S      FACE             MARKET VALUE
                                                                                    (UNAUDITED)        AMOUNT           SEE NOTE 1
                                                                                    ----------------   ------           ------------

CALIFORNIA (CONTINUED)

                         Capistrano, California University School District
                         Community Facilities Special Tax Bonds,
                         No. 87-1, 7.60%, 9/1/14                                    NR/NR              $  4,000,000     $  3,785,467

                         Cathedral City, California Improvement Bond
                         Act of 1915 Bonds, Limited Obligation Assessment
                         District No. 88-3, 7.85%, 9/2/11                           NR/NR                 1,980,000        1,976,018

                         Contra Costa, California Water District Revenue
                         Bonds, Series E, AMBAC Insured, 5.75%, 10/1/18             Aaa/AAA/AAA           3,340,000
2,929,210

                         Corona, California Certificates of Participation,
                         Prerefunded, Series B, 10%, 11/1/20                        Aaa/AAA               8,175,000       10,362,287

                         Escondido, California Joint Powers Financing Authority
                         Revenue Bonds, AMBAC Insured, 6.125%, 9/1/11               Aaa/AAA/AAA           3,500,000
3,327,908

                         Fresno, California Water System Revenue Bonds,
                         Prerefunded, Series A, 7.30%, 6/1/20                       NR/NR                 1,500,000        1,610,379

                         Industry, California Improvement Bond Act of
                         1915 Bonds, Assessment District No. 91-1, 7.65%, 9/2/21    NR/NR                 1,750,000        1,749,582

                         Intermodal Container Transfer Facility Joint
                         Power Authority California Revenue Refunding
                         Bonds, Southern Pacific Transportation Co.,
                         Series A, 7.70%, 11/1/14                                   NR/A+                 1,000,000        1,013,241

                         La Quinta, California Redevelopment Agency
                         Refunding Tax Allocation Bonds, La Quinta Project,
                         Prerefunded, 8.40%, 9/1/12                                 Aaa/AAA               1,000,000        1,144,185

                         Los Angeles County, California Certificates of
                         Participation, 6.50%, 3/1/10                               A/A                   1,500,000        1,445,295

                         Los Angeles County, California Certificates of
                         Participation, Correctional Facilities Project,
                         MBIA Insured, 6.50%, 9/1/13                                Aaa/AAA               3,600,000        3,523,503

                         Los Angeles County, California Transportation
                         Revenue Bonds, Commission Sales Tax,
                         Prerefunded, Series A, 6.75%, 7/1/11                       Aaa/AA--              4,260,000        4,537,778

                         Los Angeles County, California Transportation
                         Revenue Bonds, Commission Sales Tax,
                         Prerefunded, Series A, FGIC Insured, 6.75%, 7/1/18         Aaa/AAA/AAA           4,000,000
4,263,068

                         Los Angeles, California Community Redevelopment
                         Agency Finance Revenue Bonds, Grand Century
                         Qualified Redevelopment, Series A, 5.90%, 12/1/26          A/A                   2,600,000        2,100,665

                         Los Angeles, California Community Redevelopment
                         Agency Refunding Tax Allocation Bonds,
                         North Hollywood, Series C, MBIA Insured, 7%, 7/1/15        Aaa/AAA               2,000,000
2,037,116

                         Los Angeles, California Department of
                         Water & Power Electric Plant Revenue Bonds,
                         Second Issue 1991, 6%, 6/1/12                              Aa/AA                 2,500,000        2,309,447

                         Los Angeles, California Department of
                         Water & Power Electric Plant Revenue Bonds,
                         Second Issue 1991, 6%, 6/1/13                              Aa/AA                 3,200,000        2,948,909


                         7 Oppenheimer California Tax-Exempt Fund


                                                                                      RATINGS: MOODY'S/
                                                                                      S&P'S/FITCH'S     FACE            MARKET VALUE
                                                                                      (UNAUDITED)       AMOUNT          SEE NOTE 1
                                                                                      ----------------  ------          ------------

CALIFORNIA (CONTINUED)   M-S-R Public Power Agency of California Revenue
                         Bonds, San Juan Project, Series C, AMBAC Insured,
                         6.875%, 7/1/19                                               Aaa/AAA           $2,000,000      $2,003,446

                         Metropolitan Water District Revenue Bonds,
                         Southern California Waterworks Project, 5%, 7/1/20           Aa/AA              7,750,000       5,956,293

                         Metropolitan Water District Revenue Bonds,
                         Southern California Waterworks Project, 6%, 7/1/21           Aa/AA              5,000,000       4,455,845

                         Metropolitan Water District Revenue Bonds, Southern
                         California Waterworks Project, 6.557%, 10/30/20(1)           Aa/AA              4,700,000       3,226,827

                         Oakland, California Redevelopment Agency
                         Tax Allocation Refunding Bonds, MBIA Insured,
                         7.472%, 9/1/19(1)                                            Aaa/AAA            4,300,000       3,308,729

                         Oakland, California Special Edition Revenue
                         Refunding Bonds, Series A, FGIC Insured, 7.60%, 8/1/21       Aaa/AAA/AAA        2,000,000
2,117,466

                         Orange County, California Community Facilities
                         District No. 87-3 Special Tax Bonds, Mission Viejo,
                         Prerefunded, Series A, 8.05%, 8/15/08                        A/NR               3,000,000       3,298,365

                         Orange County, California Community Facilities
                         District Special Tax Bonds, No. 88-1 Aliso Viejo,
                         Prerefunded, Series A, 7.10%, 8/15/05                        NR/AAA             1,440,000       1,567,876

                         Orange County, California Community Facilities
                         District Special Tax Bonds, No. 88-1 Aliso Viejo,
                         Prerefunded, Series A, 7.35%, 8/15/18                        NR/AAA             8,000,000       8,816,407

                         Paramount, California Redevelopment Agency
                         Tax Allocation Revenue Bonds, Redevelopment
                         Project No. 1, Prerefunded, Series A, 9.65%, 6/1/16          NR/AAA/BBB         6,000,000       6,240,240

                         Pittsburg, California Improvement Bond Act of 1915
                         Bonds, Assessment District 1990-01, 7.75%, 9/2/20            NR/NR              1,235,000       1,218,556

                         Rancho, California Water District Financing Authority
                         Revenue Refunding Bonds, AMBAC Insured, 5%, 8/15/14          Aaa/AAA/AAA        4,500,000
3,629,128

                         Redding, California Electric System Revenue Certificates
                         of Participation, FGIC Insured, 6.279%, 6/1/19(1)            Aaa/AAA/AAA        4,000,000       2,912,375

                         Redding, California Electric System Revenue Certificates
                         of Participation, MBIA Insured, 8.264%, 7/8/22(1)            Aaa/AAA            2,500,000       2,278,397

                         Riverside County, California Community Facilities
                         District Bonds, Special Tax No. 88-12, 7.55%, 9/1/17         NR/NR              3,000,000       2,868,294

                         Sacramento, California Municipal Utility District
                         Electric Revenue Refunding Bonds, Series B,
                         FGIC Insured, 7.247%, 8/15/18(1)                             Aaa/AAA/AAA        5,500,000       4,814,678

                         Sacramento, California Municipal Utility District
                         Electric Revenue Refunding Bonds, Series D,
                         MBIA Insured, 5.25%, 11/15/20                                Aaa/AAA/A--        2,500,000       2,020,630

                         8 Oppenheimer California Tax-Exempt Fund


                                                                                     RATINGS: MOODY'S/
                                                                                     S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                                     (UNAUDITED)       AMOUNT           SEE NOTE 1
                                                                                     ----------------  ------           ------------

CALIFORNIA (CONTINUED)   Saddleback Community College District,
                         California Refunding Certificates of Participation,
                         BIG Insured, 7%, 8/1/19                                     Aaa/AAA           $  1,000,000     $  1,018,614

                         San Bernardino County, California Certificates
                         of Participation, Medical Center Financing Project,
                         5.50%, 8/1/17                                               Baa1/A--             7,500,000        5,946,885

                         San Diego County, California Certificates of
                         Participation, MBIA Insured, 7.321%, 11/18/19(1)            Aaa/AAA              2,000,000        1,816,736

                         San Diego County, California Water Authority
                         Revenue Certificates of Participation, Series B,
                         MBIA Insured, 8.22%, 4/8/21(1)                              Aaa/AAA              3,000,000        2,642,967

                         San Francisco, California City & County Airport
                         Commission International Airport Revenue
                         Refunding Bonds, Second Series, Issue I,
                         AMBAC Insured, 6.30%, 5/1/11                                Aaa/AAA/AAA          4,385,000        4,254,191

                         San Francisco, California City & County Sewer
                         Revenue Refunding Bonds, FGIC Insured,
                         5.375%, 10/1/16                                             Aaa/AAA/AAA          2,000,000        1,677,392

                         San Joaquin Hills, California Transportation Corridor
                         Agency Toll Road Revenue Bonds, Sr. Lien, 5%, 1/1/33        NR/NR/BBB            8,000,000
4,963,848

                         San Joaquin Hills, California Transportation Corridor
                         Agency Toll Road Revenue Bonds, Sr. Lien, 6.75%, 1/1/32     NR/NR/BBB            7,000,000
5,757,191

                         San Jose, California Redevelopment Agency Tax
                         Allocation Bonds, Merged Area Redevelopment
                         Project, MBIA Insured, 5%, 8/1/20                           Aaa/AAA/A            2,000,000        1,546,236

                         South Orange County, California Public Financing
                         Authority Special Tax Revenue Bonds, Sr. Lien,
                         Series A, MBIA Insured, 6.20%, 9/1/13                       Aaa/AAA/NR           3,000,000        2,781,072

                         Southern California Home Financing Authority
                         Single Family Mtg. Revenue Bonds, GNMA and
                         FNMA Mtg.-Backed Securities, Series A, 7.35%, 9/1/24        NR/AAA               1,670,000
1,684,004

                         Southern California Public Power Authority
                         Power Project Revenue Bonds, Prerefunded, 6%, 7/1/18        Aaa/AAA              5,500,000
5,576,994

                         Southern California Public Power Authority
                         Power Project Revenue Refunding Bonds,
                         Series A, 5.50%, 7/1/12                                     Aa/AA                1,000,000          863,544

                         Southern California Public Power Authority
                         Revenue Bonds, San Juan Unit 3, Series A,
                         MBIA Insured, 5%, 1/1/20                                    Aaa/AAA              3,000,000        2,325,408

                         Southern California Public Power Authority
                         Revenue Refunding Bonds, 8.012%, 7/1/12(1)                  Aa/AA--              5,500,000        4,613,531

                         University of California Revenue Bonds,
                         Multiple Purpose Projects, Prerefunded,
                         Series A, 6.875%, 9/1/16                                    NR/A--               2,200,000        2,365,123

                         Victorville, California Special Tax Bonds,
                         Community Facilities District No. 90-1
                         (Western Addition), Series A, 8.30%, 9/1/16                 NR/NR                2,250,000        2,016,508

                                                                                                                        ------------
                                                                                                                         216,487,518


                         9 Oppenheimer California Tax-Exempt Fund


                                                                             RATINGS: MOODY'S/
                                                                             S&P'S/FITCH'S      FACE               MARKET VALUE
                                                                             (UNAUDITED)        AMOUNT             SEE NOTE 1
                                                                             ----------------   ------             ------------

U.S. POSSESSIONS--7.3%   Guam Power Authority Revenue Bonds, Series A,
                         6.625%, 10/1/14                                     NR/BBB             $  2,000,000       $  1,914,920

                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds,
                         Prerefunded, Series T, 6.50%, 7/1/22                NR/AAA                2,250,000          2,372,316

                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds,
                         Prerefunded, Series T, 6.625%, 7/1/18               NR/AAA                  995,000          1,056,283

                         Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue Bonds,
                         Series T, 6.625%, 7/1/18                            Baa1/A                4,005,000          3,957,997

                         Puerto Rico Commonwealth Public
                         Improvement General Obligation Bonds,
                         YCNS, MBIA Insured, 7.384%, 7/1/08(1)               Aaa/AAA               3,500,000          2,938,047

                         Puerto Rico Electric Power Authority Revenue
                         Bonds, Series P, 7%, 7/1/21                         Baa1/A--              4,000,000          4,058,727

                         Puerto Rico Housing Finance Corp.
                         Single Family Mtg. Revenue Bonds, Portfolio 1,
                         Series B, 7.65%, 10/15/22                           Aaa/AAA               1,100,000          1,133,097
                                                                                                                   ------------
                                                                                                                     17,431,387
                                                                                                ------------       ------------
TOTAL INVESTMENTS, AT VALUE (COST $251,584,072)                                                         97.5%
233,918,905
                                                                                                ------------       ------------
OTHER ASSETS NET OF LIABILITIES                                                                          2.5          5,986,979
                                                                                                ------------       ------------
NET ASSETS                                                                                             100.0%      $239,905,884
                                                                                                ============


1. Represents the current interest rate for a variable rate bond. These variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $31,277,610 or 13% of the Fund's net assets, at December 31, 1994.

                         See accompanying Notes to Financial Statements.

                         10 Oppenheimer California Tax-Exempt Fund


                         STATEMENT OF ASSETS AND LIABILITIES   December 31, 1994


ASSETS                   Investments, at value (cost $251,584,072)--see accompanying statement                       $ 233,918,905

                         Cash                                                                                              337,526

                         Receivables:

                         Interest                                                                                        5,314,901
                         Investments sold                                                                                2,137,060
                         Shares of beneficial interest sold                                                                295,248

                         Other                                                                                              45,415

                                                                                                                     -------------
                         Total assets                                                                                  242,049,055

LIABILITIES              Payables and other liabilities:
                         Shares of beneficial interest redeemed                                                            911,990
                         Dividends                                                                                         901,768
                         Distribution and service plan fees--Note 4                                                        158,414
                         Other                                                                                             170,999
                                                                                                                     -------------
                         Total liabilities                                                                               2,143,171

NET ASSETS                                                                                                           $ 239,905,884
                                                                                                                     =============

COMPOSITION OF           Paid-in capital                                                                             $ 258,829,341
NET ASSETS               Undistributed (overdistributed) net investment income                                            (170,011)
                         Accumulated net realized gain (loss) from investment transactions                              (1,088,278)
                         Net unrealized appreciation (depreciation) on investments--Note 3                             (17,665,168)
                                                                                                                      -------------
                         Net assets                                                                                  $ 239,905,884
                                                                                                                     =============

NET ASSET VALUE          Class A Shares:
PER SHARE                Net asset  value and  redemption  price per share
                         (based on net assets of $219,682,026 and 23,255,729
                         shares of beneficial interest outstanding)                                                          $9.45
                         Maximum  offering  price per share (net asset
                         value plus sales charge of 4.75% of offering price)                                                 $9.92

                         Class B Shares:
                         Net asset value, redemption price and offering price per share (based on net assets
                         of $20,223,858 and 2,141,617 shares of beneficial interest outstanding)                             $9.44

                         See accompanying Notes to Financial Statements.

                         11 Oppenheimer California Tax-Exempt Fund

                         STATEMENT OF OPERATIONS   For the Year Ended December
                         31, 1994


INVESTMENT INCOME        Interest                                                                                    $18,420,122

EXPENSES                 Management fees--Note 4                                                                       1,560,360

                         Distribution and service plan fees:
                         Class A--Note 4                                                                                 611,139
                         Class B--Note 4                                                                                 165,277

                         Transfer and shareholder servicing agent fees--Note 4                                           140,732

                         Trustees' fees and expenses                                                                      55,562

                         Shareholder reports                                                                              45,421

                         Legal and auditing fees                                                                          33,707

                         Custodian fees and expenses                                                                      23,145

                         Registration and filing fees--Class B                                                             4,090

                         Other                                                                                            32,365

                                                                                                                    ------------
                         Total expenses                                                                                2,671,798

NET INVESTMENT INCOME (LOSS)                                                                                          15,748,324

REALIZED AND UNREALIZED  Net realized gain (loss) on investments                                                        (999,410)
GAIN (LOSS) ON           Net change in unrealized appreciation or depreciation on investments                        (39,209,125)
INVESTMENTS                                                                                                         ------------
                         Net realized and unrealized gain (loss) on investments                                      (40,208,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
      $(24,460,211)
                                                                                                                    ============

                         See accompanying Notes to Financial Statements.

                         12 Oppenheimer California Tax-Exempt Fund

                         STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     Year Ended December 31,
                                                                                                     1994              1993

                                                                                                     -----------------------------

OPERATIONS               Net investment income (loss)                                               $ 15,748,324      $ 14,239,272

                         Net realized gain (loss) on investments                                        (999,410)        1,489,475

                         Net change in unrealized appreciation or depreciation

                         on investments                                                              (39,209,125)       14,305,322
                                                                                                    ------------      ------------
                         Net increase (decrease) in net assets resulting from operations             (24,460,211)       30,034,069

DIVIDENDS AND            Dividends from net investment income:
DISTRIBUTIONS TO         Class A ($.605 and $.648 per share, respectively)                           (14,920,148)
(14,653,931)
SHAREHOLDERS             Class B ($.526 and $.361 per share, respectively)                              (857,567)         (163,836)

                         Distributions from net realized gain on investments:
                         Class A ($.072 per share)                                                            --        (1,740,286)
                         Class B ($.072 per share)                                                            --           (60,371)

BENEFICIAL INTEREST      Net increase (decrease) in net assets resulting from Class A
TRANSACTIONS             beneficial interest transactions--Note 2                                     (8,912,194)       48,808,693

                         Net increase (decrease) in net assets resulting from Class B
                         beneficial interest transactions--Note 2                                     12,644,856         9,837,578

NET ASSETS               Total increase (decrease)                                                   (36,505,264)       72,061,916

                         Beginning of period                                                         276,411,148       204,349,232
                                                                                                    ------------      ------------
                         End of period [including undistributed (overdistributed) net investment
                         income of $(170,011) and $275,259, respectively]                           $239,905,884      $276,411,148
                                                                                                    ============
============

                         See accompanying Notes to Financial Statements.

                         13 Oppenheimer California Tax-Exempt Fund


                              FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                         YEAR ENDED
                                                         DECEMBER 31,
                                                         1994         1993         1992         1991         1990        1989
                                                         ----         ----         ----         ----         ----        ----
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $ 10.97      $ 10.35      $ 10.22      $  9.86      $ 9.94      $  9.58

Income (loss) from investment operations:
Net investment income                                        .60          .62          .61          .66         .67          .71
Net realized and unrealized gain
(loss) on investments                                      (1.51)         .72          .20          .38        (.07)         .37
                                                         -------      -------      -------      -------      ------      -------
Total income (loss) from investment
operations                                                  (.91)        1.34          .81         1.04         .60         1.08

Dividends and distributions to shareholders:
Dividends from net investment income                        (.61)        (.65)        (.60)        (.62)       (.68)        (.70)
Distributions from net realized
gain on investments                                           --         (.07)        (.08)        (.06)         --         (.02)
                                                         -------      -------      -------      -------      ------      -------
Total dividends and distributions
to shareholders                                             (.61)        (.72)        (.68)        (.68)       (.68)        (.72)

Net asset value, end of period                           $  9.45      $ 10.97      $ 10.35      $ 10.22      $ 9.86      $  9.94
                                                         =======      =======      =======      =======
======      =======
TOTAL RETURN, AT NET ASSET VALUE(3)                        (8.49)%      13.26%        8.28%       10.93%       6.38%
     11.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $219,682     $266,490     $204,349     $145,163     $92,514      $52,342

Average net assets (in thousands)                       $248,850     $245,193     $174,055     $115,661     $72,879      $29,308

Number of shares outstanding at
end of period (in thousands)                              23,256       24,290       19,738       14,200       9,386        5,268

Ratios to average net assets:
Net investment income                                       5.99%        5.74%        6.07%        6.52%       6.80%        7.11%
Expenses, before voluntary
assumption by the Manager                                    .96%         .97%        1.07%        1.05%       1.05%        1.09%
Expenses, net of voluntary
assumption by the Manager                                    N/A          N/A          N/A          .73%        .53%         .16%

Portfolio turnover rate(5)                                  21.9%        13.7%        26.8%        26.6%       14.5%        20.7%


                                                                   CLASS B
                                                                   --------------------------
                                                                   YEAR ENDED    PERIOD ENDED
                                                                   DECEMBER 31,  DECEMBER 31,
                                                      1988(2)      1994          1993(1)
                                                      ------       ----          ------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $9.53        $10.98        $10.72

Income (loss) from investment operations:
Net investment income                                   .09           .54           .35
Net realized and unrealized gain
(loss) on investments                                   .05         (1.55)          .34
                                                     ------       -------        ------
Total income (loss) from investment
Operations                                              .14         (1.01)          .69

Dividends and distributions to shareholders:
Dividends from net investment income                   (.09)         (.53)         (.36)
Distributions from net realized
gain on investments                                      --            --          (.07)
                                                     ------       -------        ------
Total dividends and distributions
to shareholders                                        (.09)         (.53)         (.43)

Net asset value, end of period                        $9.58        $ 9.44        $10.98
                                                     ======       =======        ======
TOTAL RETURN, AT NET ASSET VALUE(3)                    1.43%        (9.39)%        6.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                       $5,825       $20,224        $9,921

Average net assets (in thousands)                    $2,377       $16,552        $5,218

Number of shares outstanding at
end of period (in thousands)                            608         2,142           904

Ratios to average net assets:
Net investment income                                  5.95%(4)      5.17%         4.57%(4)
Expenses, before voluntary
assumption by the Manager                              2.25%(4)      1.73%         1.79%(4)
Expenses, net of voluntary
assumption by the Manager                                --(4)        N/A           N/A

Portfolio turnover rate(5)                              0.0%         21.9%         13.7%

1. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

2. For the period from November 3, 1988 (commencement of operations) to December 31, 1988.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $57,137,136 and $58,857,084, respectively.
                         See accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
Openheimer California Tax-Exempt Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


FEDERAL INCOME TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required. At December 31, 1994, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $841,000 which will expire in 2002.


TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1994, the Fund's projected benefit obligations were reduced by $23,924, resulting in an accumulated liability of $40,422. No payments have been made under the plan.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CHANGE IN ACCOUNTING CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective January 1, 1994, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to December 31, 1993, amounts have been reclassified to reflect a decrease in undistributed net investment income of $293,771 and an increase in accumulated net realized gain on investments of $293,771. During the year ended December 31, 1994, in accordance with Statement of Position 13-2, undistributed net investment income was decreased by $122,108 and accumulated net realized loss on investments was decreased by the same amount.

Oppenheimer California Tax-Exempt Fund

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount.

2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par Value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                                    YEAR ENDED DECEMBER 31, 1994    YEAR ENDED DECEMBER
31, 1993(1)
                                                                    ----------------------------    ------------------------------
                                                                    SHARES        AMOUNT            SHARES        AMOUNT
                                                                    ------        ------            ------        ------

                         Class A:
                         Sold                                        4,682,338    $ 47,539,656       7,029,778    $ 75,603,080
                         Dividends and distributions reinvested        895,069       9,014,619         913,845       9,891,046
                         Redeemed                                   (6,611,428)    (65,466,469)     (3,391,817)    (36,685,433)
                                                                    ----------    ------------      ----------    ------------
                         Net increase (decrease)                    (1,034,021)   $ (8,912,194)      4,551,806    $ 48,808,693
                                                                    ==========    ============
==========    ============
                         Class B:
                         Sold                                        1,595,370    $ 16,152,328         916,412    $  9,977,857
                         Dividends and distributions reinvested         52,979         528,961          12,695         139,138
                         Redeemed                                     (410,584)     (4,036,433)        (25,255)       (279,417)
                                                                    ----------    ------------      ----------    ------------
                         Net increase                                1,237,765    $ 12,644,856         903,852    $  9,837,578
                                                                    ==========    ============
==========    ============

1. For the year ended December 31, 1993 for Class A shares and for the period from May 1, 1993 (inception of offering) to December 31, 1993 for Class B Shares.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1994, net unrealized depreciation on investments of $17,665,168 was composed of gross appreciation of $2,660,707, and gross depreciation of $20,325,875.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .60% on the first $200 million of net assets, .55% on the next $100 million,
 .50% on the next $200 million, .45% on the next $250 million, .40% on the next $250 million and .35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the State of California.

For the year ended December 31, 1994, commissions (sales charges paid by investors) on sales of Class A shares totaled $999,822, of which $193,221 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended December 31, 1994, OFDI received contingent deferred sales charges of $79,893 upon redemption of Class B shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of
 .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended December 31, 1994, OFDI paid $19,407 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained $157,962 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

                                         APPENDIX A

                              Description of Ratings Categories

Municipal Bonds

-- Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

       In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

-- Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High
Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C
(speculative grade).  Bonds rated in the top four categories (AAA,
AA, A, BBB) are commonly referred to as "investment grade."
Municipal Bonds rated AAA are "obligations of the highest quality."
The rating of AA is  accorded issues with investment
characteristics "only slightly less marked than those of the prime quality issues."  The rating of A describes "the third strongest capacity for payment of debt service."  Principal and interest payments on bonds in this category are regarded as safe.  It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between
revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.  With respect to revenue bonds, debt service coverage is good, but not exceptional.  Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues.  Basic security provisions, while
satisfactory, are less stringent.  Management performance appears adequate.  The BBB rating is the lowest "investment grade" security rating.  The difference between A and BBB ratings is that the latter shows more than one  fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair.  Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time.  Basic security provisions are no more than adequate.  Management performance could be stronger.
Bonds rated "BB" have less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing
uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments.  Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  Bonds rated "CCC"
have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic
conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or
economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied
"CCC" debt rating.          Bonds rated "C" typically are debt subordinated
to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

-- Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD,
and D.   Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may
lead to default.   Bonds rated "CC" are minimally protected.
Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Municipal Notes

       -- Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

       -- S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

       -- Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

       The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

       -- Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

       -- S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong.A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful
capacity for payment.              D is assigned to issues in default.

       -- Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.


                                                        Appendix B

                                         TAX-EQUIVALENT YIELDS

The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1995. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For years beginning after January 1, 1996 the top marginal California personal tax rate will be reduced to 9.3% and the top combined marginal tax rate will be 45.22%.


Combined Taxable Income
                                               Oppenheimer California Tax-Exempt Fund Yield of:
Joint Return         Effective Tax Bracket     3.0%     3.5%    4.0%    4.5%    5.0%     5.5%    6.0%
          But
Over      Not Over   Federal Cal.    Combined  Is Approximately Equivalent to a Taxable Yield of:

$ 22,384  $ 35,324   15.00%  4.00%   18.40%    3.68%    4.29%   4.90%   5.51%   6.13%    6.74%   7.35%
$ 35,324  $ 39,000   15.00%  6.00%   20.10%    3.75%    4.38%   5.01%   5.63%   6.26%    6.88%   7.51%
$ 39,000  $ 49,038   28.00%  6.00%   32.32%    4.43%    5.17%   5.91%   6.65%   7.39%    8.13%   8.87%
$ 49,038  $ 61,974   28.00%  8.00%   33.76%    4.53%    5.28%   6.04%   6.79%   7.55%    8.30%   9.06%
$ 61,974  $ 94,250   28.00%  9.30%   34.70%    4.59%    5.36%   6.13%   6.89%   7.66%    8.42%   9.19%
$ 94,250  $143,600   31.00%  9.30%   37.42%    4.79%    5.59%   6.39%   7.19%   7.99%    8.79%   9.59%
$143,600  $214,928   36.00%  9.30%   41.95%    5.17%    6.03%   6.89%   7.75%   8.61%    8.47%   10.34%
$214,928  $256,500   36.00%  10.00%  42.40%    5.21%    6.08%   6.94%   7.81%   8.68%    9.55%   10.42%
$256,500  $429,858   39.60%  10.00%  45.64%    5.52%    6.44%   7.36%   8.28%   9.20%    10.12%  11.04%
$429,858             39.60%  11.00%  46.24%    5.58%    6.51%   7.44%   8.37%   9.30%    10.23%  11.16%



Combined Taxable Income
                                               Oppenheimer California Tax-Exempt Fund Yield of:
Joint Return         Effective Tax Bracket     6.5%     7.0%
          But
Over      Not Over   Federal Cal.    Combined  Is Approximately Equivalent to a Taxable Yield of:

$ 22,384  $ 35,324   15.00%  4.00%   18.40%    7.97%    8.58%
$ 35,324  $ 39,000   15.00%  6.00%   20.10%    8.14%    8.76%
$ 39,000  $ 49,038   28.00%  6.00%   32.32%    9.60%    10.34%
$ 49,038  $ 61,974   28.00%  8.00%   33.76%    9.81%    10.57%
$ 61,974  $ 94,250   28.00%  9.30%   34.70%    9.95%    10.72%
$ 94,250  $143,600   31.00%  9.30%   37.42%    10.39%   11.19%
$143,600  $214,928   36.00%  9.30%   41.95%    11.20%   12.06%
$214,928  $256,500   36.00%  10.00%  42.40%    11.28%   12.15%
$256,500  $429,858   39.60%  10.00%  45.64%    11.96%   12.88%
$429,858             39.60%  11.00%  46.24%    12.09%   13.02%







Single Return:

                                               Oppenheimer California Tax-Exempt Fund Yield of:
                     Effective Tax Bracket     3.0%     3.5%    4.0%    4.5%    5.0%     5.5%    6.0%
          But
Over      Not Over   Federal Cal.    Combined  Is Approximately Equivalent to a Taxable Yield of:

$ 17,662  $ 23,350   15.00%  6.00%   20.10%    3.75%    4.38%   5.01%   5.63%   6.26%    6.88%   7.51%
$ 23,350  $ 24,519   28.00%  6.00%   32.32%    4.43%    5.17%   5.91%   6.65%   7.39%    8.13%   8.87%
$ 24,519  $ 30,987   28.00%  8.00%   33.76%    4.53%    5.28%   6.04%   6.79%   7.55%    8.30%   9.06%
$ 30,987  $ 56,550   28.00%  9.30%   34.70%    4.59%    5.36%   6.13%   6.89%   7.66%    8.42%   9.19%
$ 56,550  $107,464   31.00%  9.30%   37.42%    4.79%    5.59%   6.39%   7.19%   7.99%    8.79%   9.59%
$107,464  $117,950   31.00%  10.00%  37.90%    4.83%    5.64%   6.44%   7.25%   8.05%    8.86%   9.66%
$117,950  $214,928   36.00%  9.30%   41.95%    5.17%    6.03%   6.89%   7.75%   8.61%    8.47%   10.34%
$214,928  $256,500   36.00%  10.00%  42.40%    5.21%    6.08%   6.94%   7.81%   8.68%    9.55%   10.42%
$256,500  $429,858   39.60%  10.00%  45.64%    5.52%    6.44%   7.36%   8.28%   9.20%    10.12%  11.04%
$429,858             39.60%  11.00%  46.24%    5.58%    6.51%   7.44%   8.37%   9.30%    10.23%  11.16%










Single Return:

                                               Oppenheimer California Tax-Exempt Fund Yield of:
                     Effective Tax Bracket     6.5%     7.0%
          But
Over      Not Over   Federal Cal.    Combined  Is Approximately Equivalent to a Taxable Yield of:

$ 17,662  $ 23,350   15.00%  6.00%   20.10%    8.14%    8.76%
$ 23,350  $ 24,519   28.00%  6.00%   32.32%    9.60%    10.34%
$ 24,519  $ 30,987   28.00%  8.00%   33.76%    9.81%    10.57%
$ 30,987  $ 56,550   28.00%  9.30%   34.70%    9.95%    10.72%
$ 56,550  $107,464   31.00%  9.30%   37.42%    10.39%   11.19%
$107,464  $117,950   31.00%  10.00%  37.90%    10.47%   11.27%
$117,950  $214,928   36.00%  9.30%   41.95%    11.28%   12.15%
$214,928  $256,500   36.00%  10.00%  42.40%    11.41%   12.29%
$256,500  $429,858   39.60%  10.00%  45.64%    12.09%   13.02%

Appendix C

                                            Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
    Gordon Altman Butowsky Weitzen
         Shalov & Wein
     114 West 47th Street
     New York, New York 10036

OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

       (a)    Financial Statements

(1)    Financial Highlights - See Parts A and B: Filed herewith

(2)    Independent Auditors' Report - See Part B: Filed herewith

(3)    Statement of Investments - See Part B: Filed herewith

(4) Statement of Assets and Liabilities - See Part B: Filed herewith

(5)    Statement of Operations - See Part B: Filed herewith

(6) Statements of Changes in Net Assets - See Part B: Filed herewith

(7)    Notes to Financial Statements - See Part B: Filed herewith

       (b)    Exhibits

(1)    Amended and Restated Declaration of Trust dated October 25, 1995:
       Previously filed with Registrant's Post-Effective Amendment No. 11,
       8/31/95.

(2)    By-Laws of the Registrant:  Previously filed with Pre-Effective
       Amendment No. 1 to Registrant's Registration Statement, 10/7/88, and refiled with Registrant's Post-Effective Amendment No. 10, 4/25/95, pursuant to Item 102 of Regulation S-T.

(3)    Not applicable

(4)    (i)    Specimen Class A Share Certificate:  Previously filed with
              Registrant's Post-Effective Amendment No. 10, 4/25/95 and
              incorporated herein by reference.


(ii)   Specimen Class B Share Certificate:  Previously filed with
       Registrant's Post-Effective Amendment No. 10, 4/25/95 and incorporated herein by reference.


(iii) Specimen Class C Share Certificate: Previously filed with
Registrant's Post-Effective Amendment No. 11, 8/31/95 and incorporated herein by reference.

(5) Investment Advisory Agreement dated 10/22/90 between the Registrant and Oppenheimer Management Corporation: Previously filed with Post-
       Effective Amendment No. 3 to Registrant's Registration Statement,
       2/28/91 and refiled with Registrant's Post-Effective Amendment No.
       10, 4/25/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(6)    (a)    General Distributor's Agreement dated 12/10/92 between the
              Registrant and Oppenheimer Fund Management, Inc.:  Previously
              filed with Post-Effective Amendment No. 6 to Registrant's
              Registration Statement, 4/28/93, and refiled with Registrant's
              Post-Effective Amendment No. 10, 4/25/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(b) Form of Oppenheimer Funds Distributor, Inc. Dealer Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

(c) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

(d)    Broker Agreement between Oppenheimer Fund Management, Inc. and
       Newbridge Securities dated 10/1/86:  Previously filed with Post-
       Effective Amendment No. 25 of Oppenheimer Growth Fund
       (Reg. No. 2-45272), 11/1/86 and refiled with Post-Effective Amendment
       No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(e) Form of Oppenheimer Funds Distributor, Inc. Broker Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.


(7)    Retirement Plan for Non-Interested Trustees or Directors (adopted
       6/7/90):  Filed with Post-Effective Amendment No. 97 of Oppenheimer
       Fund (Reg. No. 2-14586), and incorporated herein by reference.

(8)    Custodian Agreement dated 11/1/88:  Filed with Pre-Effective
       Amendment No. 2 to Registrant's Registration Statement, 10/31/88, and refiled with Registrant's Post-Effective Amendment No. 10, 4/25/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(9)    Not applicable

(10)   Opinion and Consent of Counsel dated 10/6/88:  Previously filed with
       Pre-Effective Amendment No. 1 to Registrant's Registration Statement,
       10/7/88, and refiled with Registrant's Post-Effective Amendment No.
       10, 4/25/95 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(11)   Independent Auditors' Consent:  Filed herewith.

(12)   Not applicable.

(13)   Not applicable.

(14)   Not applicable.

(15)(i) Service Plan and Agreement for Class A shares under Rule 12b-1 dated 6/10/93: Filed with Post-Effective Amendment No. 8 to Registrant's
Registration Statement, 4/29/94, and incorporated herein by reference.

(ii)   Form of Distribution Plan and Agreement for Class B shares under Rule
       12b-1 dated 9/12/95:  Filed with Post-Effective Amendment No. 11 to
       Registrant's Registration Statement, 8/29/94, and incorporated herein by reference.

(iii) Distribution and Service Plan and Agreement for Class C Shares under
Rule 12b-1 dated 11/1/95: Filed with Post-Effective Amendment No. 11 to
Registrant's Registration Statement, 8/29/94, and incorporated herein by reference.

(16)   Performance Computation Schedule:  Filed herewith.


(17)(i) Financial Data Schedule for Class A Shares: Filed herewith.

(17)(ii) Financial Data Schedule for Class B Shares: Filed herewith.

  -- Powers of Attorney, including certified Board resolutions: Filed with Post-Effective Amendment No. 7 to Registration Statement 3/1/94, and incorporated herein by reference.

(18)   Oppenheimer Funds Multiple Class Plan: Filed herewith.

Item 25.      Persons Controlled by or under Common Control with Registrant

       None.

Item 26.      Number of Holders of Securities

                                                               Number of
                                                               Record Holders as
       Title of Class                                          of October 6, 1995

       Class A Shares of Beneficial Interest                   5,502
       Class B Shares of Beneficial Interest                     838
       Class C Shares of Beneficial Interest                       0

Item 27.  Indemnification

       Reference is made to paragraphs (c) through (f) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit
24(b)(1)(i) to this Registration Statement and incorporated herein by reference.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser
--------      ----------------------------------------------------

(a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position
with Oppenheimer                          Other Business and Connections
Management Corporation                    During the Past Two Years
-----------------------                   ------------------------------
Lawrence Apolito,                         None.
Vice President

James C. Ayer, Jr.,                       Vice President and Portfolio Manager of
Assistant Vice President                  Oppenheimer Gold & Special Minerals Fund
                                          and Oppenheimer Global Emerging Growth
                                          Fund.

Victor Babin,                             None.
Senior Vice President

Robert J. Bishop                          Assistant Treasurer of the Oppenheimer Funds
Assistant Vice President                  (listed below); previously a Fund
                                          Controller for Oppenheimer Management
                                          Corporation (the "Manager").

Bruce Bartlett                            Vice President and Portfolio Manager of
Vice President                            Oppenheimer Total Return Fund, Inc.,
                                          Oppenheimer Main Street Funds, Inc. and
                                          Oppenheimer Variable Account Funds;
                                          formerly a Vice President and Senior
                                          Portfolio Manager at First of America
                                          Investment Corp.

George Bowen                              Treasurer of the New York-based
Senior Vice President                     Oppenheimer Funds; Vice President, Secretary
and Treasurer                             and Treasurer of the Denver-based
                                          Oppenheimer Funds. Vice President and
                                          Treasurer of Oppenheimer Funds Distributor,
                                          Inc. (the "Distributor") and HarbourView
                                          Asset Management Corporation
                                          ("HarbourView"), an investment adviser
                                          subsidiary of OMC; Senior Vice President,
                                          Treasurer, Assistant Secretary and a
                                          director of Centennial Asset Management
                                          Corporation ("Centennial"), an investment
                                          adviser subsidiary of the Manager; Vice
                                          President, Treasurer and Secretary of
                                          Shareholder Services, Inc. ("SSI") and
                                          Shareholder Financial Services, Inc.
                                          ("SFSI"), transfer agent subsidiaries of
                                          OMC; President, Treasurer and Director of
                                          Centennial Capital Corporation; Vice
                                          President and Treasurer of Main
                                          StreetAdvisers.

Michael A. Carbuto,                       Vice President and Portfolio Manager of
Vice President                            Oppenheimer Tax-Exempt Cash Reserves,
                                          Centennial California Tax Exempt Trust,
                                          Centennial New York Tax Exempt Trust and
                                          Centennial Tax Exempt Trust; Vice President
                                          of Centennial.

William Colbourne,                        Formerly, Director of Alternative Staffing
Assistant Vice President                  Resources, and Vice President of Human
                                          Resources, American Cancer Society.

Lynn Coluccy, Vice President              Formerly Vice President/Director of
                                          Internal Audit of the Manager.

O. Leonard Darling,                       Formerly Co-Director of Fixed Income for
Executive Vice President                  State Street Research & Management Co.

Robert A. Densen,                         None.
Senior Vice President

Robert Doll, Jr.,                         Vice President and Portfolio Manager of
Executive Vice President                  Oppenheimer Growth Fund, Oppenheimer
                                          Variable Account Funds, Oppenheimer Main
                                          Street Funds, Inc. and Oppenheimer Target
                                          Fund; Senior Vice President and Portfolio
                                          Manager of Oppenheimer Strategic Income &
                                          Growth Fund.

John Doney, Vice President                Vice President and Portfolio Manager of
                                          Oppenheimer Equity Income Fund.

Andrew J. Donohue,                        Secretary of the New York-based
Executive Vice President                  Oppenheimer Funds; Vice President of the
& General Counsel                         Denver-based Oppenheimer Funds; Executive
                                          Vice President, Director and General
                                          Counsel of the Distributor; formerly Senior
                                          Vice President and Associate General
                                          Counsel of the Manager and the Distributor.

Kenneth C. Eich,                          Treasurer of Oppenheimer Acquisition
Executive Vice President/                 Corporation
Chief Financial Officer

George Evans, Vice President              Vice President and Portfolio Manager of
                                          Oppenheimer Variable Account Funds and
                                          Oppenheimer Global Securities Fund.

Scott Farrar,                             Assistant Treasurer of the Oppenheimer
Assistant Vice President                  Funds; previously a Fund Controller for the
                                          Manager.

Katherine P.Feld                          Vice President and Secretary of Oppenheimer
Vice President and                        Funds Distributor, Inc.; Secretary of
Secretary                                 HarbourView, Main Street Advisers, Inc. and
                                          Centennial; Secretary, Vice President and
                                          Director of Centennial Capital Corp.

Jon S. Fossel,                            President and director of Oppenheimer
Chairman of the Board                     Acquisition Corp. ("OAC"), the Manager's
and Director                              parent holding company; President, CEO and
                                          a director of HarbourView; a director of
                                          SSI and SFSI; President, Director, Trustee,
                                          and Managing General Partner of the Denver-
                                          based Oppenheimer Funds; President and
                                          Chairman of the Board of Main Street
                                          Advisers, Inc.; formerly Chief Executive
                                          Officer of the Manager.

Robert G. Galli,                          Trustee of the New York-based
Vice Chairman                             Oppenheimer Funds; Vice President and
                                          Counsel of OAC; formerly he held the
                                          following positions: a director of the
                                          Distributor, Vice President and a director
                                          of HarbourView and Centennial, a director
                                          of SFSI and SSI, an officer of other
                                          Oppenheimer Funds and Executive Vice
                                          President & General Counsel of the Manager
                                          and the Distributor.

Linda Gardner,                            None.
Assistant Vice President

Ginger Gonzalez,                          Formerly 1st Vice President/Director of
Vice President                            Creative Services for Shearson Lehman
                                          Brothers.


Mildred Gottlieb                          Formerly served as a Strategy Consultant
Assistant Vice President                  for the Private Client Division of Merrill
                                          Lynch.

Dorothy Grunwager,                        None.
Assistant Vice President

Caryn Halbrecht,                          Vice President and Portfolio Manager of
Vice President                            Oppenheimer Insured Tax-Exempt Fund and
                                          Oppenheimer Intermediate Tax Exempt Fund;
                                          an officer of other Oppenheimer Funds;
                                          formerly Vice President of Fixed Income
                                          Portfolio Management at Bankers Trust.

Barbara Hennigar,                         President and Director of Shareholder
President and Chief                       Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President                None.

Merryl Hoffman,                           None.
Vice President

Scott T. Huebl,                           None.
Assistant Vice President

Jane Ingalls,                             Formerly a Senior Associate with Robinson,
Assistant Vice President                  Lake/Sawyer Miller.

Bennett Inkeles,                          Formerly employed by Doremus & Company, an
Assistant Vice President                  advertising agency.

Frank Jennings                            Portfolio Manager of Oppenheimer Global
Vice President                            Growth & Income Fund.  Formerly a Managing
                                          Director of Global Equities at Paine
                                          Webber's Mitchell Hutchins division.

Stephen Jobe,                             None.
Vice President

Heidi Kagan,                              None.
Assistant Vice President

Avram Kornberg,                           Formerly a Vice President with Bankers
Vice President                            Trust.

Paul LaRocco,                             Portfolio Manager of Oppenheimer Capital
Assistant Vice President                  Appreciation Fund and Oppenheimer Variable
                                          Account Funds; Associate Portfolio Manager
                                          of Oppenheimer Discovery Fund.  Formerly a
                                          Securities Analyst for Columbus Circle
                                          Investors.

Mitchell J. Lindauer,                     None.
Vice President

Loretta McCarthy,                         None.
Senior Vice President

Bridget Macaskill,                        Director and Trustee of the New York
President, Chief Executive                based Oppenheimer funds; Vice President
Officer and Director                      and a Director of OAC; Director of
                                          HarbourView; Director of Main Street
                                          Advisers, Inc.; and Chairman of Shareholder
                                          Services, Inc.

Sally Marzouk,                            None.
Vice President

Marilyn Miller,                           Formerly a Director of marketing for
Vice President                            TransAmerica Fund Management Company.

Denis R. Molleur,                         None.
Vice President

Kenneth Nadler,                           None.
Vice President

David Negri,                              Vice President and Portfolio Manager of
Vice President                            Oppenheimer Strategic Bond Fund,
                                          Oppenheimer Multiple Strategies Fund,
                                          Oppenheimer Asset Allocation Fund,
                                          Oppenheimer Strategic Income Fund,
                                          Oppenheimer Strategic Income & Growth Fund,
                                          Oppenheimer High Income Fund, Oppenheimer
                                          Variable Account Funds and Oppenheimer Bond
                                          Fund; an officer of other Oppenheimer
                                          Funds.

Barbara Niederbrach,                      None.
Assistant Vice President

Stuart Novek,                             Formerly a Director Account Supervisor for
Vice President                            J. Walter Thompson.

Robert A. Nowaczyk,                       None.
Vice President

Robert E. Patterson,                      Vice President and Portfolio Manager of
Senior Vice President                     Oppenheimer Main Street California Tax-
                                          Exempt Fund, Oppenheimer Insured Tax-Exempt
                                          Fund, Oppenheimer Intermediate Tax-Exempt
                                          Fund, Oppenheimer Florida Tax-Exempt Fund,
                                          Oppenheimer New Jersey Tax-Exempt Fund,
                                          Oppenheimer Pennsylvania Tax-Exempt Fund,
                                          Oppenheimer California Tax-Exempt Fund,
                                          Oppenheimer New York Tax-Exempt Fund and
                                          Oppenheimer Tax-Free Bond Fund; Vice
                                          President of the New York Tax-Exempt Income
                                          Fund, Inc.; Vice President of Oppenheimer
                                          Multi-Sector Income Trust.

Tilghman G. Pitts III,                    Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                              Associate Portfolio Manager of Oppenheimer
Assistant Vice President                  Growth Fund and Oppenheimer Target Fund.
                                          Vice President and Portfolio Manager for
                                          Oppenheimer Variable Account Funds.
                                          Formerly Fund; Senior Investment Officer
                                          and Portfolio Manager with Chemical Bank.

Russell Read,                             Formerly an International Finance Consultant
Vice President                            for Dow Chemical.

Thomas Reedy,                             Vice President of Oppenheimer Multi-Sector
Vice President                            Income Trust and Oppenheimer Multi-
                                          Government Trust; an officer of other
                                          Oppenheimer Funds; formerly a Securities
                                          Analyst for the Manager.

David Robertson,                          None.
Vice President

Adam Rochlin,                             Formerly a Product Manager for Metropolitan
Assistant Vice President                  Life Insurance Company.

David Rosenberg,                          Vice President and Portfolio Manager of
Vice President                            Oppenheimer Limited-Term Government Fund
                                          and Oppenheimer U.S. Government Trust.
                                          Formerly Vice President and Senior
                                          Portfolio Manager for Delaware Investment
                                          Advisors.

Richard H. Rubinstein,                    Vice President and Portfolio Manager of
Vice President                            Oppenheimer Asset Allocation Fund,
                                          Oppenheimer Fund and Oppenheimer Multiple
                                          Strategies Fund; an officer of other
                                          Oppenheimer Funds; formerly Vice President
                                          and Portfolio Manager/Security Analyst for
                                          Oppenheimer Capital Corp., an investment
                                          adviser.

Lawrence Rudnick,                         Formerly Vice President of Dollar Dry Dock
Assistant Vice President                  Bank.

James Ruff,                               None.
Executive Vice President

Ellen Schoenfeld,                         None.
Assistant Vice President

Diane Sobin,                              Vice President and Portfolio Manager of
Vice President                            Oppenheimer Total Return Fund, Inc.
                                          Oppenheimer Main Street Funds, Inc. and
                                          Oppenheimre Variable Account Funds;
                                          formerly a Vice President and Senior
                                          Portfolio Manager for Dean Witter
                                          InterCapital, Inc.

Nancy Sperte,                             None.
Senior Vice President

Donald W. Spiro,                          President and Trustee of the New York-based
Chairman Emeritus                         Oppenheimer Funds; formerly Chairman of the
and Director                              Manager and the Distributor.

Arthur Steinmetz,                         Vice President and Portfolio Manager of
Senior Vice President                     Oppenheimer Strategic Income Fund,
                                          Oppenheimer Strategic Income & Growth Fund;
                                          an officer of other Oppenheimer Funds.

Ralph Stellmacher,                        Vice President and Portfolio Manager of
Senior Vice President                     Oppenheimer Champion Income Fund and
                                          Oppenheimer High Yield Fund; an officer of
                                          other Oppenheimer Funds.

John Stoma, Vice President                Formerly Vice President of Pension
                                          Marketing with Manulife Financial.

James C. Swain,                           Chairman, CEO and Trustee, Director or
Vice Chairman of the                      Managing Partner of the Denver-based
Board of Directors                        Oppenheimer Funds; President and a Director
and Director                              of Centennial; formerly President and
                                          Director of OAMC, and Chairman of the Board
                                          of SSI.

James Tobin, Vice President               None.

Jay Tracey, Vice President                Vice President of the Manager; Vice
                                          President and Portfolio Manager of
                                          Oppenheimer     Discovery Fund.  Formerly
                                          Managing Director of Buckingham Capital
                                          Management.

Gary Tyc, Vice President,                 Assistant Treasurer of the Distributor and
Assistant Secretary                       SFSI.
and Assistant Treasurer

Jeffrey Van Giesen                        Formerly employed by Kidder Peabody Asset
Vice President                            Management.

Ashwin Vasan,                             Vice President and Portfolio Manager of
Vice President                            Oppenheimer Multi-Sector Income Trust,
                                          Oppenheimer Multi-Government Trust and
                                          Oppenheimer International Bond Fund; an
                                          officer of other Oppenheimer Funds.

Valerie Victorson,                        None.
Vice President

Dorothy Warmack,                          Vice President and Portfolio Manager of
Vice President                            Daily Cash Accumulation Fund, Inc.,
                                          Oppenheimer Cash Reserves, Centennial
                                          America Fund, L.P., Centennial Government
                                          Trust and Centennial Money Market Trust;
                                          Vice President of Centennial.

Christine Wells,                          None.
Vice President

William L. Wilby,                         Vice President and Portfolio Manager of
Senior Vice President                     Oppenheimer Global Fund and Oppenheimer
                                          Global Growth & Income Fund; Vice President
                                          of HarbourView; an officer of other
                                          Oppenheimer Funds.

Susan Wilson-Perez,                       None.
Vice President

Carol Wolf,                               Vice President and Portfolio Manager of
Vice President                            Oppenheimer Money Market Fund, Inc.,
                                          Centennial America Fund, L.P., Centennial
                                          Government Trust, Centennial Money Market
                                          Trust and Daily Cash Accumulation Fund,
                                          Inc.; Vice President of Oppenheimer Multi-
                                          Sector Income Trust; Vice President of
                                          Centennial.

Robert G. Zack,                           Associate General Counsel of the Manager;
Senior Vice President                     Assistant Secretary of the Oppenheimer
and Assistant Secretary                   Funds; Assistant Secretary of SSI, SFSI; an
                                          officer    of other Oppenheimer Funds.

Eva A. Zeff,                              An officer     of certain Oppenheimer Funds;
Assistant Vice President                  formerly a     Securities Analyst for the
                                          Manager.

Arthur J. Zimmer,                         Vice President and Portfolio Manager of
Vice President                            Centennial America Fund, L.P., Oppenheimer
                                          Money Fund, Centennial Government Trust,
                                          Centennial Money Market Trust and Daily
                                          Cash Accumulation Fund, Inc.; Vice
                                          President of Oppenheimer Multi-Sector
                                          Income Trust; Vice President of Centennial;
                                          an officer of other Oppenheimer Funds.

              The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

              New York-based Oppenheimer Funds
              --------------------------------
              Oppenheimer Asset Allocation Fund
              Oppenheimer California Tax-Exempt Fund
              Oppenheimer Discovery Fund
              Oppenheimer Global Emerging Growth Fund
              Oppenheimer Global Fund
              Oppenheimer Global Growth & Income Fund
              Oppenheimer Gold & Special Minerals Fund
              Oppenheimer Growth Fund
              Oppenheimer Money Market Fund, Inc.
              Oppenheimer Multi-Government Trust
              Oppenheimer Multi-Sector Income Trust
              Oppenheimer Multi-State Tax-Exempt Trust
              Oppenheimer New York Tax-Exempt Fund
              Oppenheimer Fund
              Oppenheimer Target Fund
              Oppenheimer Tax-Free Bond Fund
              Oppenheimer U.S. Government Trust

              Denver-based Oppenheimer Funds
              ------------------------------
              Oppenheimer Cash Reserves
              Centennial America Fund, L.P.
              Centennial California Tax Exempt Trust
              Centennial Government Trust
              Centennial Money Market Trust
              Centennial New York Tax Exempt Trust
              Centennial Tax Exempt Trust
              Daily Cash Accumulation Fund, Inc.
              The New York Tax-Exempt Income Fund, Inc.
              Oppenheimer Champion Income Fund
              Oppenheimer Equity Income Fund
              Oppenheimer High Yield Fund
              Oppenheimer Integrity Funds
              Oppenheimer International Bond Fund
              Oppenheimer Limited-Term Government Fund
              Oppenheimer Main Street Funds, Inc.
              Oppenheimer Strategic Funds Trust
              Oppenheimer Strategic Income & Growth Fund
              Oppenheimer Tax-Exempt Fund
              Oppenheimer Total Return Fund, Inc.
              Oppenheimer Variable Account Funds

              The address of Oppenheimer Management Corporation, the New York-based Oppenheimer Funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New
York 10048-0203.

              The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.      Principal Underwriter
--------      ---------------------

       (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

       (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                    Positions and
Name & Principal                       Positions & Offices                          Offices with
Business Address                       with Underwriter                             Registrant
----------------                       -------------------                          -------------
George Clarence Bowen+                 Vice President & Treasurer                   Treasurer

Christopher Blunt                      Vice President                               None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                           Vice President                               None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                       Vice President                               None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*                        Senior Vice President -                      None
                                       Financial Institution Div.

Robert Coli                            Vice President                               None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins                      Vice President                               None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                           Vice President                               None

Paul Delli Bovi                        Vice President                               None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*                   Executive Vice                               Secretary
                                       President & Director

Wendy H. Ehrlich                       Vice President                               None
4 Craig Street
Jericho, NY 11753

Kent Elwell                            Vice President                               None
41 Craig Place
Cranford, NJ  07016

John Ewalt                             Vice President                               None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                     Vice President & Secretary                   None

Mark Ferro                             Vice President                               None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*                         Vice President -                             None
                                       Financial Institution Div.

Wayne Flanagan                         Vice President -                             None
36 West Hill Road                      Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster                       Senior Vice President -                      None
11339 Avant Lane                       Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki                       Vice President                               None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto                       Vice President                               None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                             Vice President -                             None
5506 Bryn Mawr                         Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                           Vice President/National                      None
                                       Sales Manager - Financial
                                       Institution Div.

Sharon Hamilton                        Vice President                               None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                          Vice President                               None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*                         Vice President                               None

Richard Klein                          Vice President                               None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II                        Vice President                               None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                           Assistant Vice President                     None

Wayne A. LeBlang                       Senior Vice President -                      None
23 Fox Trail                           Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                              Vice President -                             None
7 Maize Court                          Financial Institution Div.
Melville, NY 11747

James Loehle                           Vice President                               None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                         Senior Vice President -                      None
                                       Director of Key Accounts

Charles Murray                         Vice President                               None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                          Vice President                               None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                         Vice President                               None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                          Vice President -                             None
1307 Wandering Way Dr.                 Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                          Vice President                               None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                      Vice President                               None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                          Vice President                               None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*                Chairman & Director                          None

Elaine Puleo*                          Vice President -                             None
                                       Financial Institution Div.

Minnie Ra                              Vice President -                             None
109 Peach Street                       Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                          Vice President                               None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                          Vice President                               None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                            President                                    None

Timothy Schoeffler                     Vice President                               None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                             Vice President                               None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                      Vice President                               None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                          Vice President -                             None
5155 West Fair Place                   Financial Institution Div.
Littleton, CO 80123

Robert Shore                           Vice President -                             None
26 Baroness Lane                       Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                          Vice President -                             None
2017 N. Cleveland, #2                  Financial Institution Div.
Chicago, IL  60614

Michael Stenger                        Vice President                               None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney                         Vice President                               None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                   Vice President                               None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                            Vice President -                             None
111 South Joliet Circle                Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble                Vice President                               None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                         Assistant Treasurer                          None

Mark Stephen Vandehey+                 Vice President                               None

Gregory K. Wilson                      Vice President                               None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko                     Vice President                               None
33915 Grand River
Farmington, MI 48335

William Harvey Young+                  Vice President                               None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

       (c)    Not applicable.


Item 30.  Location of Accounts and Records

       The accounts, books and other documents required to be maintained Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in possession of Oppenheimer Management Corporation, at its offices at 3410 South Galena Street, Denver, Colorado 80231.

Item 31.  Management Services

       Inapplicable.

Item 32.  Undertakings

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Not applicable.

       (d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meeting to in conformity with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of October, 1995.

                                   OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND

                                   By: /s/ Donald W. Spiro*
                                   --------------------------------------
                                   Donald W. Spiro, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                 Title                       Date
----------                                 -----                       ----
/s/ Leon Levy*                             Chairman of the
--------------                             Board of Trustees           October 27, 1995
Leon Levy

/s/ Donald W. Spiro*                       President, Principal
--------------------                       Executive Officer
Donald W. Spiro                            and Trustee                 October 27, 1995

/s/ George Bowen*                          Treasurer and
-----------------                          Principal Financial
George Bowen                               and Accounting
                                           Officer                     October 27, 1995

/s/ Leo Cherne*                            Trustee                     October 27, 1995
---------------
Leo Cherne


/s/ Robert G. Galli*                       Trustee                     October 27, 1995
-------------------
Robert G. Galli



/s/ Benjamin Lipstein*                     Trustee                     October 27, 1995
----------------------
Benjamin Lipstein




/s/ Bridget A. Macaskill                   Trustee                     October 27, 1995
--------------------------
/s/ Bridget A. Macaskill


/s/ Elizabeth B. Moynihan*                 Trustee                     October 27, 1995
--------------------------
Elizabeth B. Moynihan


/s/ Kenneth A. Randall*                    Trustee                     October 27, 1995
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*                       Trustee                     October 27, 1995
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*              Trustee                     October 27, 1995
-----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins*                     Trustee                     October 27, 1995
----------------------
Sidney M. Robbins

/s/ Pauline Trigere*                       Trustee                     October 27, 1995
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*                    Trustee                     October 27, 1995
-----------------------
Clayton K. Yeutter



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact


OPPENHEIMER CALIFORNIA TAX-EXEMPT FUND


Index to Exhibits

Exhibit No.                                Description


24(b)(11)            Independent Auditors' Consent

24(b)(16)            Performance Computation Schedule

24(b)(17)(i)         Financial Data Schedule for Class A Shares

24(b)(17)(ii)        Financial Data Schedule for Class B Shares

24(b)(18)            Oppenheimer Funds Multiple Class Plan